                                                       Registration No. 33-44792

=============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM S-6



                         POST-EFFECTIVE AMENDMENT NO. 7


 FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF SECURITIES OF UNIT
                  INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2



                          ----------------------------


                        NATIONWIDE VL SEPARATE ACCOUNT-A
                              (EXACT NAME OF TRUST)



                          ----------------------------


                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
              (EXACT NAME AND ADDRESS OF DEPOSITOR AND REGISTRANT)


                DENNIS W. CLICK, SECRETARY, ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215

                     (NAME AND ADDRESS OF AGENT FOR SERVICE)


                          ----------------------------

This Post-Effective Amendment amends the Registration Statement in respect to the Prospectus and the Financial Statements.

It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on May 1, 1998 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ ] on (date) pursuant to paragraph (a) (1) of Rule 485
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


If appropriate check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities being registered: Modified Single Premium Variable Life Insurance Policies.

Approximate date of proposed offering: Continuously on and after May 1, 1998.

[ ] Check box if it is proposed that this filing will become effective on (date) at (time) pursuant to Rule 487.



===============================================================================


                  CROSS REFERENCE TO ITEMS REQUIRED
                          BY FORM N-8B-2
N-8B-2 Item                                CAPTION IN PROSPECTUS

  1........................................Nationwide Life and Annuity
                                           Insurance Company
                                           The Variable Account
  2........................................Nationwide Life and Annuity
                                           Insurance Company
  3........................................Custodian of Assets
  4........................................Distribution of The Policies
  5........................................The Variable Account
  6........................................Not Applicable
  7........................................Not Applicable
  8........................................Not Applicable
  9........................................Legal Proceedings
 10........................................Information About The
                                           Policies; How The Cash Value
                                           Varies; Right to Exchange for
                                           a Fixed Benefit Policy;
                                           Reinstatement; Other Policy
                                           Provisions
 11........................................Investments of The Variable
                                           Account
 12........................................The Variable Account
 13........................................Policy Charges
                                           Reinstatement
 14........................................Underwriting and Issuance -
                                           Premium Payments
                                           Minimum Requirements for
                                           Issuance of a Policy
 15........................................Investments of the Variable
                                           Account; Premium Payments
 16........................................Underwriting and Issuance -
                                           Allocation of Cash Value
 17........................................Surrendering The Policy for Cash
 18........................................Reinvestment
 19........................................Not Applicable
 20........................................Not Applicable
 21........................................Policy Loans
 22........................................Not Applicable
 23........................................Not Applicable
 24........................................Not Applicable
 25........................................Nationwide Life and Annuity
                                           Insurance Company
 26........................................Not Applicable
 27........................................Nationwide Life and Annuity
                                           Insurance Company
 28........................................Company Management
 29........................................Company Management
 30........................................Not Applicable
 31........................................Not Applicable
 32........................................Not Applicable
 33........................................Not Applicable
 34........................................Not Applicable
 35........................................Nationwide Life and Annuity
                                           Insurance Company


N-8B-2 ITEM                                     CAPTION IN PROSPECTUS
36..............................................Not Applicable
37..............................................Not Applicable
38..............................................Distribution of The Policies
39..............................................Distribution of The Policies
40..............................................Not Applicable
41(a)...........................................Distribution of The Policies
42..............................................Not Applicable
43..............................................Not Applicable
44..............................................How The Cash Value Varies
45..............................................Not Applicable
46..............................................How The Cash Value Varies
47..............................................Not Applicable
48..............................................Custodian of Assets
49..............................................Not Applicable
50..............................................Not Applicable
51..............................................Summary of The Policies;
                                                Information About The
                                                Policies
52..............................................Substitution of Securities
53..............................................Taxation of The Company
54..............................................Not Applicable
55..............................................Not Applicable
56..............................................Not Applicable
57..............................................Not Applicable
58..............................................Not Applicable
59..............................................Financial Statements

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
                                   Home Office
                                 P.O. Box 182150
                              One Nationwide Plaza
                            Columbus, Ohio 43218-2150
                       (800) 533-5622, TDD (800) 238-3035
            MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICIES*
             ISSUED BY NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
                  THROUGH ITS NATIONWIDE VL SEPARATE ACCOUNT-A


The life insurance policies offered by this prospectus are variable life insurance policies (collectively referred to as the "Policies"). The Policies are designed to provide life insurance coverage on the Insured named in the Policy. The Policies may also provide a Cash Surrender Value if the Policy is terminated during the lifetime of the Insured. The Death Benefit and Cash Value of the Policies may vary to reflect the experience of Nationwide VL Separate Account-A (the "Variable Account") or the Fixed Account to which Cash Values are allocated.


The Policies described in this prospectus may meet the definition of "modified endowment contracts" under Section 7702A of the Internal Revenue Code (the "Code"). The Code provides for taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts in the same way annuities are taxed. Any distribution is taxable to the extent the Cash Value of the Policy exceeds, at the time of the distribution, the premiums paid into the Policy. The Code also provides for a 10% tax penalty on the taxable portion of such distributions. That penalty is applicable unless the distribution is 1) paid after the Policy Owner is 59 1/2 or disabled; or 2) the distribution is part of an annuity to the Policy Owner as defined in the Code (see "Tax Matters").

It may not be advantageous to replace existing insurance with Policies described in this prospectus. It may also be disadvantageous to purchase a policy to obtain additional insurance protection if the purchaser already owns another variable life insurance policy. The policies may not be advantageous for persons who may wish to make policy loans or withdrawals prior to attaining age 59 1/2 (see "Tax Matters").


The Policy Owner may allocate premiums and Cash Value to one or more of the Sub-Accounts and the Fixed Account. The assets of each Sub-Account will be used to purchase, at Net Asset Value, shares of one of the following Underlying Mutual Fund options:

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.,    NATIONWIDE SEPARATE ACCOUNT TRUST:
A MEMBER OF THE AMERICAN CENTURY(SM)                - Capital Appreciation Fund
FAMILY OF INVESTMENTS                               - Government Bond Fund
     - American Century VP Advantage                - Money Market Fund
FIDELITY VARIABLE INSURANCE PRODUCTS FUND:          - Total Return Fund
     -VIP Growth Portfolio                     NEUBERGER & BERMAN ADVISERS MANAGEMENT
                                               TRUST:
                                                    - Balanced Portfolio

Nationwide Life and Annuity Insurance Company ("the Company") guarantees that the Death Benefit for a Policy will never be less than the Specified Amount stated on the Policy Data Pages as long as the Policy is in force. There is no guaranteed Cash Surrender Value. If the Cash Surrender Value is insufficient to cover the charges under the Policy, the Policy will lapse.


This prospectus generally describes only that portion of the Cash Value allocated to the Variable Account. For a brief summary of the Fixed Account Option, see "The Fixed Account Option."

*The contract is titled a "Flexible Premium Variable Life Insurance Policy" in Texas.


THE BENEFITS DESCRIBED IN THIS PROSPECTUS MAY NOT BE AVAILABLE IN EVERY JURISDICTION. PLEASE REFER TO YOUR POLICY FOR SPECIFIC BENEFIT INFORMATION.

INVESTMENTS IN THESE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK. INVESTMENTS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY, AND AN INVESTMENT IN THE VARIABLE ACCOUNT FUND OPTIONS INVOLVES CERTAIN INVESTMENT RISK WHICH MAY INCLUDE THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. A PROSPECTUS FOR THE UNDERLYING MUTUAL FUND OPTION(S) BEING CONSIDERED MUST ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ IN CONJUNCTION HEREWITH.

                   THE DATE OF THIS PROSPECTUS IS MAY 1, 1998.

                                GLOSSARY OF TERMS


ATTAINED AGE- The Insured's age on the Policy Date, plus the number of full years since the Policy Date.

ACCUMULATION UNIT- An accounting unit of measure used to calculate the Variable Account Cash Value.

BENEFICIARY- The person to whom the proceeds due on the Insured's death are paid.

CASH VALUE- The sum of the value of Policy assets in the Variable Account, Fixed Account and any associated value in the Policy Loan Account.

CASH SURRENDER VALUE- The Policy's Cash Value, less any indebtedness under the Policy, less any Surrender Charge.

CODE- The Internal Revenue Code of 1986, as amended.

COMPANY- Nationwide Life and Annuity Insurance Company.

DEATH PROCEEDS- Amount of money payable to the Beneficiary if the Insured dies while the Policy is in force.

FIXED ACCOUNT- An investment option which is funded by the General Account of the Company.

GENERAL ACCOUNT- All assets of the Company other than those of the Variable Account or in other separate accounts that have been or may be established by the Company.

GUIDELINE SINGLE PREMIUM- The amount of single premium calculated in accordance with the provisions of the Code. It represents the single premium required to mature the Policy under guaranteed mortality and expense charges, and an interest rate of 6%.

HOME OFFICE- The main office of the Company located in Columbus, Ohio.

INSURED- The person whose life is covered by the Policy, and who is named on the Policy Data Page.

MATURITY DATE- The Policy Anniversary on or following the Insured's 95th birthday.

MONTHLY ANNIVERSARY DAY- The same day as the Policy Date for each succeeding month.


NET ASSET VALUE- The value of one share of an Underlying Mutual Fund at the end of a market day or at the close of the New York Stock Exchange. Net Asset Value is computed by adding the value of all portfolio holdings, plus other assets, deducting liabilities and then dividing the results by the number of shares outstanding.


POLICY ANNIVERSARY- An anniversary of the Policy Date.

POLICY CHARGES- All deductions made from the value of the Variable Account, or the Policy Cash Value.

POLICY DATE- The date the provisions of the Policy take effect, as shown on the Policy Owner's Policy Data Page.

POLICY LOAN ACCOUNT- The Portion of the Cash Value which results from Policy Loans.

POLICY OWNER- The person designated in the Policy application as the Owner.

POLICY YEAR- Each year commencing with the Policy Date and each Policy Date anniversary thereafter.

SPECIFIED AMOUNT- A dollar amount used to determine the Death Benefit under a Policy. It is shown on the Policy Data Page.


SUB-ACCOUNTS- Separate and distinct divisions of the Variable Account, to which specific Underlying Mutual Fund shares are allocated and for which Accumulation Units are separately maintained.


SURRENDER CHARGE- An amount deducted from the Cash Value if the Policy is surrendered.


UNDERLYING MUTUAL FUND- A registered open-end management investment company in which the assets of the Sub-Accounts will be invested.

VALUATION DATE- Each day the New York Stock Exchange and the Home Office are open for business or any other day during which there is sufficient degree of trading of the Underlying Mutual Fund shares that the current Cash Value might be materially affected.

VALUATION PERIOD- A period commencing at the close of a Valuation Date at the close of business for the next succeeding Valuation Date.


VARIABLE ACCOUNT- A separate investment account of the Nationwide Life and Annuity Insurance Company.

                                TABLE OF CONTENTS
GLOSSARY OF TERMS............................................................................................3
SUMMARY OF THE POLICIES......................................................................................6
         Variable Life Insurance.............................................................................6
         The Variable Account and its Sub-Accounts...........................................................6
         The Fixed Account...................................................................................6
         Deductions and Charges..............................................................................6
         Premiums............................................................................................7
NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY................................................................7
THE VARIABLE ACCOUNT.........................................................................................7
         Nationwide Advisory Services, Inc. .................................................................7
         Investments of the Variable Account.................................................................7
         American Century Variable Portfolios, Inc., a member of the American Century(SM) Family of
         Investments.........................................................................................8
         Fidelity Variable Insurance Products Fund...........................................................8
         Nationwide Separate Account Trust...................................................................9
         Neuberger & Berman Advisers Management Trust........................................................9
         Reinvestment........................................................................................9
         Transfers..........................................................................................10
         Dollar Cost Averaging..............................................................................10
         Substitution of Securities.........................................................................11
         Voting Rights......................................................................................11
INFORMATION ABOUT THE POLICIES..............................................................................11
         Underwriting and Issuance..........................................................................11
         Minimum Requirements for Issuance of a Policy......................................................11
         Premium Payments...................................................................................11
         Allocation of Cash Value...........................................................................12
         Short-Term Right to Cancel Policy..................................................................12
POLICY CHARGES..............................................................................................12
         Deductions from Premiums...........................................................................12
         Deductions from Cash Value.........................................................................12
         Charges on Surrender...............................................................................12
         Annual Administrative Charge.......................................................................13
         Cost of Insurance Charge...........................................................................13
         Deductions from the Sub-Accounts...................................................................14
         Mortality and Expense Risk Charge..................................................................14
         Administrative Expense Charge......................................................................14
         Premium Tax Recovery Charge........................................................................14
         Income Tax Charge..................................................................................14
         Expenses of the Underlying Mutual Funds............................................................15
HOW THE CASH VALUE VARIES...................................................................................15
         How the Investment Experience is Determined........................................................16
         Net Investment Factor..............................................................................16
         Determining the Cash Value.........................................................................16
         Valuation Periods and Valuation Dates..............................................................16
SURRENDERING THE POLICY FOR CASH............................................................................16
         Right to Surrender.................................................................................16
         Cash Surrender Value...............................................................................17
         Partial Surrenders.................................................................................17
         Maturity Proceeds..................................................................................17
         Income Tax Withholding.............................................................................17
POLICY LOANS................................................................................................17
         Taking a Policy Loan...............................................................................17
         Effect on Investment Performance...................................................................18
         Interest...........................................................................................18
         Effect on Death Benefit and Cash Value.............................................................18
         Repayment..........................................................................................18
HOW THE DEATH BENEFIT VARIES................................................................................18
         Calculation of the Death Benefit...................................................................18

         Proceeds Payable on Death..........................................................................20
RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY................................................................20
CHANGES OF INVESTMENT POLICY................................................................................20
GRACE PERIOD................................................................................................20
REINSTATEMENT...............................................................................................20
THE FIXED ACCOUNT OPTION....................................................................................21
CHANGES IN EXISTING INSURANCE COVERAGE......................................................................21
         Changes in the Specified Amount....................................................................21
         Changes in the Death Benefit Option................................................................21
OTHER POLICY PROVISIONS.....................................................................................22
         Policy Owner.......................................................................................22
         Beneficiary........................................................................................22
         Assignment.........................................................................................22
         Incontestability...................................................................................22
         Error in Age or Sex................................................................................22
         Suicide............................................................................................22
         Nonparticipating Policies..........................................................................22
LEGAL CONSIDERATIONS........................................................................................22
DISTRIBUTION OF THE POLICIES................................................................................23
CUSTODIAN OF ASSETS.........................................................................................23
TAX MATTERS.................................................................................................23
         Policy Proceeds....................................................................................23
         Withholding........................................................................................24
         Federal Estate and Generation-Skipping Transfer Taxes..............................................24
         Non-Resident Aliens................................................................................24
         Taxation of the Company............................................................................25
         Tax Changes........................................................................................25
THE COMPANY.................................................................................................26
COMPANY MANAGEMENT..........................................................................................26
         Directors of the Company...........................................................................26
         Executive Officers of the Company..................................................................27
OTHER CONTRACTS ISSUED BY THE COMPANY.......................................................................28
STATE REGULATION............................................................................................28
REPORTS TO POLICY OWNERS....................................................................................28
ADVERTISING.................................................................................................28
YEAR 2000 COMPLIANCE ISSUES.................................................................................29
LEGAL PROCEEDINGS...........................................................................................29
EXPERTS.....................................................................................................29
REGISTRATION STATEMENT......................................................................................29
LEGAL OPINIONS..............................................................................................29
APPENDIX 1..................................................................................................30
APPENDIX 2..................................................................................................31
FINANCIAL STATEMENTS........................................................................................42


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

THE PRIMARY PURPOSE OF THE POLICIES IS TO PROVIDE LIFE INSURANCE PROTECTION FOR THE BENEFICIARY NAMED IN THE POLICY. NO CLAIM IS MADE THAT THE POLICIES ARE IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

                             SUMMARY OF THE POLICIES

VARIABLE LIFE INSURANCE


The variable life insurance Policies offered by the Company are similar in many ways to fixed-benefit whole life insurance. As with fixed-benefit whole life insurance, the Policy Owner pays a premium for life insurance coverage on the person insured. Also like fixed-benefit whole life insurance, the Policies may provide for a Cash Surrender Value which is payable if the Policy is terminated during the Insured's lifetime. (As with fixed-benefit whole life insurance, the Cash Surrender Value during the early Policy years may be substantially lower than the premiums paid.)

However, the Policies differ from fixed-benefit whole life insurance in several respects. Unlike fixed-benefit whole life insurance, the Death Benefit and Cash Value of the Policies may increase or decrease to reflect the investment performance of the Sub-Accounts or the Fixed Account to which Cash Values are allocated (see "How the Death Benefit Varies"). There is no guaranteed Cash Surrender Value (see "How the Cash Value Varies"). If the Cash Surrender Value is insufficient to pay Policy Charges, the Policy will lapse.


THE VARIABLE ACCOUNT AND ITS SUB-ACCOUNTS


The Company places the Policy's Cash Value in the Variable Account at the time the Policy is issued. The Policy Owner selects the Sub-Accounts or the Fixed Account into which the Cash Value will be allocated (see "Allocation of Cash Value"). When the Policy is issued, the Cash Value will be allocated to the Nationwide Separate Account Trust Money Market Fund ("NSAT Money Market Fund") (for any Cash Value allocated to a Sub-Account on the application) or the Fixed Account until the expiration of the period in which the Policy Owner may exercise his or her short-term right to cancel the Policy. Cash Value not designated for the Fixed Account will be placed in the NSAT Money Market. Assets of each Sub-Account are invested at Net Asset Value in shares of a corresponding Underlying Mutual Fund. For a description of the Underlying Mutual Fund options and their investment objectives, see "Investments of the Variable Account" located in this prospectus.


THE FIXED ACCOUNT

The Fixed Account is funded by the assets of the Company's General Account. Cash Values allocated to the Fixed Account are credited with interest daily at a rate declared by the Company. The interest rate declared is at the Company's sole discretion, but may never be less than an effective annual rate of 4%.

DEDUCTIONS AND CHARGES

The Company deducts certain charges from the assets of the Variable Account and the Cash Value of the Policy. These charges are made for administrative and sales expenses, state premium taxes, providing life insurance protection and assuming the mortality and expense risks.


The Company deducts a charge for the cost of insurance from the Policy's Cash Value on the Policy Date and each Monthly Anniversary Day. The Company deducts an annual policy administrative charge from the Policy's Cash Value at the beginning of each Policy Year after the first. The current annual charge is $90 for total premium payments less than $25,000 and $50 for total premium payments greater than or equal to $25,000. This charge is guaranteed never to exceed $135 for total premium payments less than $25,000 and $75 for total premium payments greater than or equal to $25,000. The Company also deducts on a daily basis from the assets of the Variable Account a charge to provide for mortality and expense risks, administrative charges and premium tax recovery. These current charges are equal on an annual basis to 1.30% of the Variable Account assets for the first 10 Policy Years and 1.00% thereafter and are guaranteed never to exceed 1.60% and 1.30% respectively. For Policies which are surrendered, the Company may deduct a Surrender Charge. The Surrender Charge associated with each premium payment will not exceed 8.5% of the premium payment, and will be applied for nine years after the effective date of the premium payment. The Surrender Charge is designed to recover certain expenses incurred by the Company related to the sale of the Policies.

Underlying Mutual Fund shares are purchased at Net Asset Value, which reflects the deduction of investment management fees and certain other expenses. The management fees are charged by each Underlying Mutual Fund's investment adviser for managing the Underlying Mutual Fund and selecting its portfolio of securities. Other Underlying Mutual Fund expenses can include such items as interest expense on loans and contracts with transfer agents, custodians, and other companies that provide services to the Underlying Mutual Fund (see "Expenses of the Underlying Mutual Funds").

PREMIUMS

The minimum premium for which a Policy may be issued is $10,000. A Policy may be issued to an insured up to age 80.

For a limited time, the Policy Owner has a right to cancel the Policy and receive a full refund of premiums paid (see "Short-Term Right to Cancel Policy").

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY


Nationwide Life and Annuity Insurance Company, formerly the Financial Horizons Life Insurance Company, is a stock life insurance company organized under the laws of the State of Ohio and was established in February, 1981. The Company is a member of the "Nationwide Insurance Enterprise" with its Home Office at One Nationwide Plaza, Columbus, Ohio 43215. The Company offers certain life insurance and annuities.


                              THE VARIABLE ACCOUNT


The Variable Account was established by the Company on August 8, 1984. The Company has caused the Variable Account to be registered with the SEC as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 (the "1940 Act"). Registration does not involve supervision of the management of the Variable Account or the Company by the SEC.


The Variable Account is a separate investment account of the Company and as such, is not chargeable with the liabilities arising out of any other business the Company may conduct. The Company does not guarantee the investment performance of the Variable Account. The Death Benefit and Cash Value under the Policy may vary with the investment performance of the investments in the Variable Account (see "How the Death Benefit Varies" and "How the Cash Value Varies").


Premium payments and Cash Value are allocated within the Variable Account among one or more Sub-Accounts. The assets of each Sub-Account are used to purchase shares of the funds designated by the Policy Owner. Thus, the investment performance of a Policy depends upon the investment performance of the Underlying Mutual Fund options designated by the Policy Owner.

NATIONWIDE ADVISORY SERVICES, INC.

The Contracts are distributed by the General Distributor, Nationwide Advisory Services, Inc. ("NAS"), Three Nationwide Plaza, Columbus, Ohio, 43215. NAS is a wholly-owned subsidiary of Nationwide Life Insurance Company.


INVESTMENTS OF THE VARIABLE ACCOUNT


At the time of application, the Policy Owner elects to have the Cash Value allocated among one or more of the Sub-Accounts and the Fixed Account (see "Allocation of Cash Value"). When the policy is issued, the Policy's Cash Value not allocated to the Fixed Account is placed in the NSAT Money Market Fund (for any Cash Value allocated to a Sub-Account on the application) or Fixed Account until expiration of the period in which the Policy Owner may exercise his or her short-term right to cancel the Policy. At the expiration of the period in which the Policy Owner may exercise his or her short-term right to cancel the Policy, shares of the Underlying Mutual Funds specified by the Policy Owner are purchased at Net Asset Value for the respective Sub-Account(s). Such election is subject to any minimum premium limitations which may be imposed by the Underlying Mutual Fund option(s). In addition, no less than 5% of premium may be allocated to any one Sub-Account or the Fixed Account. The Policy Owner may change the allocation of Cash Value or may transfer Cash Value from one Sub-Account to another, subject to terms and conditions as may be imposed by each Underlying Mutual Fund option and as set forth in this prospectus (see "Transfers", "Allocation of Cash Value" and "Short-Term Right to Cancel Policy"). Additional Premium Payments, upon acceptance, will be allocated to the NSAT Money Market Fund unless the Policy Owner specifies otherwise (see "Premium Payments").


Each of the Underlying Mutual Funds options is a series of registered investment companies which receive investment advice from a registered investment adviser:


     1) American Century Variable Portfolios, Inc., managed by American Century Investment Management, Inc., a member of the American Century(SM) Family of Investments;


     2) Fidelity Variable Insurance Products Fund, managed by Fidelity Management and Research Company;


     3)   The Nationwide Separate Account Trust, managed by NAS; and

     4) Neuberger & Berman Advisers Management Trust, managed by Neuberger & Berman Management Incorporated.


The Underlying Mutual Fund options are NOT available to the general public directly. The Underlying Mutual Funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the Underlying Mutual Funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the Underlying Mutual Funds may be similar to, and may in fact be modeled after publicly traded mutual funds, Policy purchasers should understand that the Underlying Mutual Funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding Underlying Mutual Funds may differ substantially.

A summary of investment objectives is contained in the description of each Underlying Mutual Fund option below. These Underlying Mutual Fund options are available only to serve as the underlying investment for variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies which may or may not be affiliated, also known as "mixed and shared funding." There are certain risks associated with mixed and shared funding, which is disclosed in the Underlying Mutual Funds' prospectuses. A full description of the Underlying Mutual Fund options, their investment policies and restrictions, risks and charges are contained in the prospectuses of the respective Underlying Mutual Funds. A prospectus for the Underlying Mutual Fund option(s) being considered must accompany this prospectus and should be read in conjunction herewith. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE ACHIEVED.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC., A MEMBER OF THE AMERICAN CENTURY(SM) FAMILY OF INVESTMENTS

American Century Variable Portfolios, Inc., was organized as a Maryland corporation in 1987. It is a diversified, open-end management investment company which offers its shares only as investment vehicles for variable annuity contracts and variable life insurance products of insurance companies. American Century Variable Portfolios is managed by American Century Investment Management, Inc.

       -AMERICAN CENTURY VP ADVANTAGE

       Investment Objective: Current income and capital growth. The fund will seek to achieve its objective by investing in three types of securities. The fund's investment manager intends to invest approximately (i) 20% of the fund's assets in securities of the United States government and its agencies and instrumentalities and repurchase agreements collateralized by such securities with a weighted average maturity of six months or less, i.e., cash or cash equivalents; (ii) 40% of the fund's assets in fixed income securities of the United States government and its agencies and instrumentalities with a weighted average maturity of three to ten years; and (iii) 40% of the fund's assets in equity securities that are considered by management to have better-than-average prospects for appreciation. Assets will be purchased or sold, as the case may be, as is necessary in response to changes in market value to maintain the asset mix of the fund's portfolio at approximately 60% cash, cash equivalents and fixed income securities and 40% equity securities. There can be no assurance that the fund will achieve its investment objective.

(Although the Statement of Additional Information concerning American Century Variable Portfolios, Inc. refers to redemptions of securities in kind under certain conditions, all surrendering or redeeming Policy Owners will receive cash from the Company.)

FIDELITY VARIABLE INSURANCE PRODUCTS FUND


The Fidelity Variable Insurance Products Fund (VIP) is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981. Shares of VIP are purchased by insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. Fidelity Management and Research Company ("FMR") is the manager for VIP and its portfolios.

       -GROWTH PORTFOLIO


       Investment Objective: Seeks to achieve capital appreciation. This Portfolio will invest in the securities of both well-known and established companies, and smaller, less well-known companies which may have a narrow product line or whose securities are thinly traded. These latter securities will often involve greater risk than may be found in the ordinary investment security. FMR's analysis and expertise plays an integral role in the selection of securities and, therefore, the performance of the Portfolio. Many securities which FMR believes would have the greatest potential may be regarded as speculative, and investment in the

       Portfolio may involve greater risk than is inherent in other mutual funds. It is also important to point out that the Portfolio makes most sense for you if you can afford to ride out changes in the stock market, because it invests primarily in common stocks. FMR also can make temporary investments in securities such as investment-grade bonds, high-quality preferred stocks and short-term notes, for defensive purposes when it believes market conditions warrant.

NATIONWIDE SEPARATE ACCOUNT TRUST


Nationwide Separate Account Trust ("NSAT") is a diversified open-end management investment company created under the laws of Massachusetts. NSAT offers shares in the funds listed below, each with its own investment objectives. Shares of NSAT will be sold only to life insurance company separate accounts to fund the benefits under variable life insurance policies and variable annuity contracts issued by life insurance companies. The assets of NSAT are managed by NAS, Three Nationwide Plaza, Columbus, Ohio 43216, a wholly-owned subsidiary of Nationwide Life Insurance Company.

       -CAPITAL APPRECIATION FUND

       Investment Objective: Long-term growth by primarily investing in a diversified portfolio of the common stock of companies which NAS determines have a better-than-average potential for sustained capital growth over the long term.

       -GOVERNMENT BOND FUND

       Investment Objective: As high a level of income as is consistent with the preservation of capital through investing primarily in bonds and securities issued or backed by the U.S. Government, its agencies or instrumentalities.

       -MONEY MARKET FUND

       Investment Objective: As high a level of current income as is considered consistent with the preservation of capital and liquidity by investing primarily in money market instruments.

       -TOTAL RETURN FUND

       Investment Objective: Capital growth by investing in common stocks of companies that NAS believes will have above-average earnings or otherwise provide investors with above-average potential for capital appreciation. To maximize this potential, NAS may also utilize from time to time, securities convertible into common stock, warrants and options to purchase such stocks.


NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST


Neuberger and Berman Advisers Management Trust ("N & B AMT") is an open-end, diversified management investment company consisting of several series. Shares of the series of N & B AMT are offered in connection with certain variable annuity contracts and variable life insurance policies issued through life insurance company separate accounts and are also offered directly to qualified pension and retirement plans outside of the separate account context.

       -BALANCED PORTFOLIO


       Investment Objective: To provide long-term capital growth and reasonable current income without undue risk to principal. The Balanced Portfolio will seek to achieve its objective through investment of a portion of its assets in common stocks and a portion of its assets in debt securities. The Investment Adviser anticipates that the Balanced Portfolio's investments will normally be managed so that approximately 60% of the Portfolio's total assets will be invested in common stocks and the remaining assets will be invested in debt securities. However, depending on the Investment Adviser's views regarding current market trends, the common stock portion of the Portfolio's investments may be adjusted downward to as low as 50% or upward to as high as 70%. At least 25% of the Portfolio's assets will be invested in fixed income senior securities.

REINVESTMENT

The Underlying Mutual Fund options described above have as a policy the distribution of dividends in the form of additional shares (or fractions thereof) of the Underlying Mutual Funds. The distribution of additional shares will not affect the number of Accumulation Units attributable to a particular Policy (see "Allocation of Cash Value").

TRANSFERS

The Policy Owner may transfer Cash Value among the Sub-Accounts and the Fixed Account. A transfer will take effect on the date of receipt of written notice at the Home Office. Transfer requests must be in a written form acceptable to the Company.


The Policy Owner may request a transfer of up to 100% of the Cash Value from the Variable Account to the Fixed Account. The Policy Owner's Cash Value in each Sub-Account will be determined as of the date the transfer request is received in good order at the Home Office. The Company reserves the right to restrict transfers to the Fixed Account to 25% of the Cash Value.


The Policy Owner may annually transfer a portion of the value of the Fixed Account to the Variable Account and a portion of the Variable Account to the Fixed Account, without penalty or adjustment. The Company reserves the right to limit the amount of Cash Value transferred out of the Fixed Account each Policy Year. Transfers from the Fixed Account must be made within 30 days after the termination date of the interest rate guarantee period.


Transfers may be made once per Valuation Date and may be made either in writing or, in states allowing such transfers, by telephone. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include the following: requesting identifying information, such as name, contract number, Social Security number, and/or personal identification number; tape recording all telephone transactions, and providing written confirmation thereof to both the Policy owner and any agent of record at the last address of record; or other procedures as the Company may deem reasonable. Although the Company's failure to follow reasonable procedures may result in the Company's liability for any losses due to unauthorized or fraudulent telephone transfers, the Company will not be liable for following instructions communicated by telephone which it reasonably believes to be genuine. Any losses incurred pursuant to actions taken by the Company in reliance on telephone instructions reasonably believed to be genuine will be borne by the Policy Owner. The Company may withdraw the telephone exchange privilege upon 30 days written notice to Policy Owners.


Policy Owners who have entered into a Dollar Cost Averaging Agreement with the Company (see "Dollar Cost Averaging") may transfer from the Fixed Account to the Variable Account under the terms of that agreement.


Policies described in this prospectus may be sold to individuals who independently utilize the services of a firm or individual engaged in market timing. Generally, such firms or individuals obtain authorization from multiple Policy Owners to make transfers and exchanges among the Sub-Accounts on the basis of perceived market trends. Because of the unusually large transfers of funds associated with some of these transactions, the ability of the Company or Underlying Mutual Funds to process such transactions may be compromised, and the execution of such transactions may possibly disadvantage or work to the detriment of other Policy Owners not utilizing market timing services.

Accordingly, the right to exchange Contract Values among the Sub-Accounts may be subject to modification if such rights are exercised by a market timing firm or any other third party authorized to initiate transfer or exchange transactions on behalf of multiple Policy Owners. THE RIGHTS OF INDIVIDUAL POLICY OWNERS TO EXCHANGE CONTRACT VALUES, WHEN INSTRUCTIONS ARE SUBMITTED DIRECTLY BY THE POLICY OWNER, OR BY THE POLICY OWNER'S REPRESENTATIVE OF RECORD AS AUTHORIZED BY THE EXECUTION OF A VALID NATIONWIDE LIMITED POWER OF ATTORNEY FORM, WILL NOT BE MODIFIED IN ANY WAY. In modifying such rights, the Company may, among other things, not accept:

    (1) the transfer or exchange instructions of any agent acting under a power of attorney on behalf of more than one Policy Owner; or

    (2) the transfer or exchange instructions of individual Policy Owners who have executed preauthorized transfer or exchange forms which are submitted by market timing firms or other third parties on behalf of more than one Contract Owner at the same time.

The Company will not impose any such restrictions or otherwise modify exchange rights unless such action is reasonably intended to prevent the use of such rights in a manner that will disadvantage or potentially impair the contract rights of other Policy Owners.


DOLLAR COST AVERAGING


If the Contract Value is $15,000 or more, the Policy Owner may direct the Company to automatically transfer amounts from the NSAT Money Market Fund, NSAT Government Bond Fund or the Fixed Account to any other Sub-Account. Dollar Cost Averaging will occur on a monthly basis or on another frequency permitted by the Company. Dollar Cost Averaging is a long-term investment program which provides for regular, level investments over time. There is no guarantee that dollar Cost Averaging will result in a profit or protect against loss. The minimum monthly transfer is $100. Transfers will be processed until either the value in the originating funds is exhausted or the Policy Owner instructs the Home Office to cancel the transfers.

The Company reserves the right to discontinue establishing new Dollar Cost Averaging programs. The Company also reserve a right to assess a processing fee for this service.


SUBSTITUTION OF SECURITIES


If shares of the Underlying Mutual Funds are no longer available for investment by the Variable Account or, if in the judgment of the Company's management further investment in the Underlying Mutual Fund options is inappropriate the Company may eliminate Sub-Accounts, combine two or more Sub-Accounts, or substitute shares of another Underlying Mutual Fund for Underlying Mutual Fund shares already purchased or to be purchased in the future by premium payments under the Policy. No substitution of securities in the Variable Account may take place without prior approval of the SEC.


VOTING RIGHTS


Voting rights under the Policies apply with respect to Cash Value allocated to the Sub-Accounts.

In accordance with its view of applicable law, the Company will vote the shares of the Underlying Mutual Funds at regular and special meetings of the shareholders. These shares will be voted in accordance with instructions received from Policy Owners. If the 1940 Act or any regulation thereunder should be amended or if the present interpretation changes, permitting the Company to vote the shares of the Underlying Mutual Funds in its own right, the Company may elect to do so.

The Policy Owner is the person who has the voting interest under a Policy. The number of Underlying Mutual Fund shares attributable to each Policy Owner is determined by dividing the Policy Owner's interest in each respective Sub-Account by the Net Asset Value of the Underlying Mutual Fund corresponding to the Sub-Account. The number of shares which may be voted will be determined as of the date chosen by the Company not more than 90 days prior to the meeting of the Underlying Mutual Fund. Each person having a voting interest will receive periodic reports relating to the Underlying Mutual Funds, proxy material and a form with which to give voting instructions.

Voting instructions will be solicited by written communication at least 21 days prior to such meeting. Underlying Mutual Fund shares to which no timely instructions are received will be voted by the Company in the same proportion as the voting instructions which are received with respect to all Policies participating in the Variable Account.

Notwithstanding contrary Policy Owner voting instructions, the Company may vote Underlying Mutual Fund shares in any manner necessary to enable the Underlying Mutual Fund to (1) make or refrain from making any change in the investments or investment policies for any of the Underlying Mutual Funds, if required by an insurance regulatory authority; (2) refrain from making any change in the investment policies or any investment adviser or principal underwriter of any portfolio which may be initiated by Policy Owners or the Underlying Mutual Fund's Board of Directors, provided the Company's disapproval of the change is reasonable and, in the case of a change in the investment policies or investment adviser, is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate in light of the portfolio's objective and purposes; or (3) enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.



                         INFORMATION ABOUT THE POLICIES

UNDERWRITING AND ISSUANCE

MINIMUM REQUIREMENTS FOR ISSUANCE OF A POLICY

The minimum amount of initial premium that will be accepted by the Company is $10,000. Policies may be issued to Insureds issue ages 80 or younger. Before issuing any Policy, the Company requires evidence of insurability satisfactory to it, which may include a medical examination.

PREMIUM PAYMENTS

The initial premium for a Policy is payable in full at the Home Office. The minimum amount of initial premium required is $10,000 for issue ages 75 or younger and $50,000 for issue ages 76 through 80. The Specified Amount is determined by treating the initial premium as equal to 100% of the Guideline Single Premium. Upon payment of an initial premium, temporary insurance may be provided, subject to a maximum amount. The effective date of permanent insurance coverage is dependent upon completion of all underwriting requirements, payment of the initial premium, and delivery of the Policy while the Insured is still living.

The Policy Owner may make additional premium payments. The Policy is primarily intended to be a single premium with a limited ability to make additional payments. Subsequent premium payments under the Policy are permitted under the following circumstances:

     1. an additional premium payment is required to keep the Policy in force (see "Grace Period"); or


     2. except in Virginia, additional premium payments of at least $1,000 may be made at any time provided the premium limits prescribed by the IRS to qualify the Policy as a life insurance contract are not violated.


Payment of additional premiums if accepted, may increase the Specified Amount of insurance. However, the Company reserves the right to require satisfactory evidence of insurability before accepting any additional premium payment which results in an increase in the net amount at risk. The Company may also require that any existing Policy indebtedness is repaid prior to accepting any additional premium payments.


The Company will not accept a subsequent premium payment which would result in total premiums paid exceeding the premium limitations prescribed by the IRS to qualify the Policy as a life insurance contract.


ALLOCATION OF CASH VALUE


At the time a Policy is issued, its Cash Value will be based on the NSAT Money Market Fund value or the Fixed Account as if the Policy had been issued and the premium invested on the date the premium was received in good order at the Home Office. When the Policy is issued, the Cash Value will be allocated to the NSAT Money Market Fund (for any Cash Value allocated to a Sub-Account on the application) or the Fixed Account until the expiration of the period in which the Policy Owner may exercise his or her short-term right to cancel the Policy. Cash Value not designated for the Fixed Account will be placed in the NSAT Money Market Sub-Account Fund. At the expiration of the period in which the Policy Owner may exercise his or her short term right to cancel the Policy, shares of the Underlying Mutual Funds specified by the Policy Owner are purchased at Net Asset Value for the respective Sub-Account(s). The Policy Owner may change the allocation of Cash Value or may transfer Cash Value from one Sub-Account to another, subject to terms and conditions as may be imposed by each Fund and as set forth in the prospectus. Cash Value allocated to the Fixed Account at the time of application may not be transferred prior to the first Policy Anniversary (see "Transfers" and "Investments of the Variable Account").


The designation of investment allocations will be made by the prospective Policy Owner at the time of application for a Policy. The Policy Owner may change the way in which future premiums are allocated by giving written notice to the Company. All percentage allocations must be in whole numbers, and must be at least 5%. The sum of allocations must equal 100%.

SHORT-TERM RIGHT TO CANCEL POLICY


A Policy may be returned for cancellation and a full refund of premium within 10 days after the Policy is received, within 45 days after the application for insurance is signed, or within 10 days after the Company mails or delivers a Notice of Right of Withdrawal, whichever is latest. The Policy can be mailed or delivered to the registered representative who sold it, or the Company. Immediately after mailing or delivery, the Policy will be deemed void from the beginning. The Company will refund either the total premiums paid or the Cash Value less Indebtedness as prescribed by the state in which the Policy was issued within seven days after it receives the Policy.


                                 POLICY CHARGES

DEDUCTIONS FROM PREMIUMS

No deduction is made from any premium at the time of payment. 100% of each premium payment is applied to the Cash Value.

DEDUCTIONS FROM CASH VALUE

The Company may deduct certain charges from the Policy's Cash Value. While the Company reserves the right to change current charges, it has no present intent to do so. These are comprised of the following items:

CHARGES ON SURRENDER

No charges are deducted from any premium payment. The Company incurs certain expenses related to the sale of the Policies. These expenses include commissions paid to sales personnel, the cost of sales literature and other promotional activity. To recover these expenses, the Company imposes a Surrender Charge. The

Surrender Charge may be insufficient to recover all these expenses. Unrecovered expenses are borne by the Company's general assets which may include profits, if any, from Mortality and Expense Risk Charges.

The initial premium payment and any subsequent premium payment which results in an increased net amount at risk will have a Surrender Charge associated with it that will be less than or equal to 8.5% of such premium payment, as set forth in the chart in this provision. The Surrender Charge applies for nine years after the effective date of each premium payment. Certain surrenders may result in adverse tax consequences (see "Tax Matters").

    Completed Year(s)             Charges on             Completed Year(s)             Charges on
          Since                 Surrender as a                 Since                 Surrender as a
     Premium Payment           % Premium Payment          Premium Payment           % Premium Payment
            0                        8.5%                        5                        7.0%
            1                        8.5%                        6                        6.0%
            2                        8.0%                        7                        5.0%
            3                        8.0%                        8                        4.0%
            4                        7.5%                        9                        0.0%

In no event will the Surrender Charge deducted on surrender exceed 8.5% of the total premiums paid.


The amount of the Surrender Charge may be eliminated when the Policies are issued to an officer, director, former director, partner, employee, or retired employee of the Company; an employee of the General distributor of the Policies, NAS; an employee of an affiliate of the Company or the General Distributor; or a duly appointed representative of the Company who receives no commission as a result of the purchase.

Elimination of the Surrender Charge will be permitted by the Company only in those situations where the Company does not incur sales or administrative expenses normally associated with sales of a Policy. In no event will reduction of the Surrender Charge be permitted where a reduction will be unfairly discriminatory to any person.

ANNUAL ADMINISTRATIVE CHARGE

The Company deducts an annual administrative charge at the beginning of each Policy Year after the first. It will be charged proportionately to the Cash Values in each Sub-Account and the Fixed Account. The amount of this annual charge is determined by the total net premium payments (premium payments less any previous partial surrenders) as follows:


Total Net Premium Payments

       Greater than                But Less                Current Annual           Guaranteed Maximum Annual
       or Equal to                   than               Administrative Charge          Administrative Charge
         $10,000                    $25,000                     $90                            $135
         $25,000                                                $50                            $75

COST OF INSURANCE CHARGE

A monthly deduction for the Cost of insurance is charged proportionately against the Cash Value in each Sub-Account and the Fixed Account on the Policy Date and each Monthly Anniversary Day. The Company will determine the Monthly Cost of Insurance charge by multiplying the Applicable Cost of Insurance rate by the net amount at risk. The net amount at risk is equal to the Death Benefit minus the Cash Value.

Guaranteed cost of insurance charges will not exceed the cost based on the guaranteed cost of insurance rate and the Policy's net amount at risk. Guaranteed cost of insurance rates for Standard Simplified issues are based on the 1980 Commissioner's Extended Term Mortality Table, Age Last Birthday (1980
CET). Guaranteed cost of insurance rates for Standard Preferred issues are based on the 1980 Commissioner's Standard Ordinary Mortality Table, Age Last Birthday (1980 CSO). Guaranteed cost of insurance rates for substandard issues are based on appropriate percentage multiples of the 1980 CSO. These mortality tables are sex distinct. In addition, separate mortality tables will be used for standard and non-tobacco.

For Policies issued in Texas, guaranteed cost of insurance rates for Standard Simplified issues ("Special Class-Simplified" in Texas) are based on 130% of the 1980 Commissioner's Standard Ordinary Mortality Table, Age Last Birthday (1980
CSO).

The rate class of an Insured may affect the cost of insurance rate. The Company currently places Insureds into both standard rate classes and substandard classes that involve a higher mortality risk. In an otherwise identical Policy, an Insured in the standard rate class will have a lower cost of insurance than an Insured in a rate class with higher mortality risks. The Company may also issue certain Policies on a "Simplified Issue" basis to certain categories of individuals. Due to the underwriting criteria established for Policies issued on a Simplified Issue basis, actual rates for healthy individuals will be higher than the current cost of insurance rates being charged under otherwise identical Policies that are issued on a Preferred basis.

DEDUCTIONS FROM THE SUB-ACCOUNTS

The Company will deduct, on a daily basis, certain charges from the assets of the Variable Account. On an annual basis, these charges are equivalent to:

                                 Policy Years         Policy Years
                                     1-10                  11+
Current                             1.30%                1.00%
Guaranteed Maximum                  1.60%                1.30%

While the Company reserves the right to change current charges, it has no present intent to do so.

These charges consist of the following items:

MORTALITY AND EXPENSE RISK CHARGE

The Company assumes certain risks for guaranteeing mortality and expense charges. The mortality risk assumed under the Policies is that the Insured may not live as long as expected. The expense risk assumed is that the actual expenses incurred in issuing and administering the Policies may be greater than expected. In addition, the Company assumes risks associated with the nonrecovery of policy issue, underwriting, and other administrative expenses due to Policies which lapse or are surrendered during the first ten years following each premium payment.


To compensate the Company for assuming these risks associated with the Policies, the Company deducts a daily charge from the assets of the Sub-Accounts. This charge currently is equivalent to an effective annual rate of 0.75% . To the extent that future levels of mortality and expenses are less than or equal to those expected, the Company may realize a profit from these charges. This charge is guaranteed not to exceed 0.90%.


ADMINISTRATIVE EXPENSE CHARGE

The Company deducts a daily Administrative Expense Charge to reimburse it for expenses related to issuance and maintenance of the Policies including underwriting, establishing policy records, accounting and record keeping, and periodic reporting to Policy Owners. This charge is designed to reimburse the Company for its actual administrative expenses. In the aggregate, the Company expects that the charges for administrative costs will be approximately equal to the related expenses.


This charge is deducted daily from the assets of the Sub-Accounts. This charge currently is equivalent to an annual effective rate of 0.25%. This charge is guaranteed not to exceed 0.40%.


PREMIUM TAX RECOVERY CHARGE


Premium taxes are not deducted at the time a premium is paid. The Company pays any state premium taxes attributable to a particular Policy when incurred by the Company. The Company expects to pay an average state premium tax rate of approximately 2.5% of premiums for all states, although tax rates generally can range from 0% to 4%. To reimburse the Company for the payment of state premium taxes associated with the Policies, during the first ten Policy Years the Company deducts a daily charge from the assets of the Sub-Accounts. This charge is computed on a daily basis, and is equivalent to an annual effective rate of 0.30% of the assets of the Variable Account during the first ten Policy Years, and 0% thereafter. This charge may be more or less than the amount actually assessed by the state in which a particular Policy Owner lives. The Company does not expect to make a profit from this charge.


INCOME TAX CHARGE


The Company does not currently assess any charge for income taxes incurred by the Company as a result of the operations of the Sub-Accounts (See "Taxation of the Company"). The Company reserves the right to assess a charge for taxes against the Variable Account if the Company determines that taxes will be incurred.

EXPENSES OF THE UNDERLYING MUTUAL FUNDS

Underlying Mutual Fund shares are purchased at Net Asset Value, which reflects the deduction of investment management fees and certain other expenses. The management fees are charged by each Underlying Mutual Fund's investment adviser for managing the Underlying Mutual Fund and selecting its portfolio of securities. Other Underlying Mutual Fund expenses can include such items as interest expense on loans and contracts with transfer agents, custodians, and other companies that provide services to the Underlying Mutual Fund. The management fees and other expenses for each Underlying Mutual Fund for its most recently completed fiscal year, expressed as a percentage of the Underlying Mutual Fund's average assets, are as follows:

       American Century Variable Portfolios, Inc.-American Century VP Advantage
           Management Fees...............................................................................1.00%
           Other Expenses................................................................................0.00%
                Total Underlying Mutual Fund Expenses....................................................1.00%
       Fidelity VIP Growth Portfolio*
           Management Fees...............................................................................0.60%
           Other Expenses................................................................................0.09%
                Total Underlying Mutual Fund Expenses....................................................0.69%
       NSAT Capital Appreciation Fund
           Management Fees...............................................................................0.60%
           Other Expenses................................................................................0.09%
                Total Underlying Mutual Fund Expenses....................................................0.69%
       NSAT Money Market Fund
           Management Fees...............................................................................0.40%
           Other Expenses................................................................................0.08%
                Total Underlying Mutual Fund Expenses....................................................0.48%
       NSAT Government Bond Fund
           Management Fees...............................................................................0.50%
           Other Expenses................................................................................0.08%
                Total Underlying Mutual Fund Expenses....................................................0.58%
       NSAT Total Return Fund
           Management Fees...............................................................................0.60%
           Other Expenses................................................................................0.07%
                Total Underlying Mutual Fund Expenses....................................................0.67%
       N&B Advisers Management Trust-Balanced Portfolio
           Management Fees...............................................................................0.85%
           Other Expenses................................................................................0.19%
                Total Underlying Mutual Fund Expenses....................................................1.04%

*The investment advisers have voluntarily agreed to reimburse a portion of the management fees and/or other expenses resulting in a reduction of total expenses. Absent any partial reimbursement, "Management Fees" and "Other Expenses" for the Fidelity VIP Growth Portfolio would have been 0.60% and 0.09%.

The Underlying Mutual Fund expenses shown above are assessed at the Underlying Fund level and are not direct charges against the Variable Account or reductions in Cash Value. These Underlying Mutual Fund expenses are taken into consideration in computing each Underlying Mutual Fund's Net Asset Value, which is the share price used to calculate the Variable Account's unit value. None of the above Underlying Mutual Funds are subject to 12b-1 fees or fee waiver or expense reimbursement arrangements. The information relating to the Underlying Mutual Fund expenses was provided by the Underlying Mutual Fund and was not independently verified by the Company.


                            HOW THE CASH VALUE VARIES

On any date during the Policy Year, the Cash Value equals the Cash Value on the preceding Valuation Date, plus any premium applied since the previous Valuation Date, plus or minus any investment results, and less any Policy Charges.

There is no guaranteed Cash Value. The Cash Value will vary with the investment experience of the Variable Account and/or the daily crediting of interest in the Fixed Account and Policy Loan Account depending on the allocation of Cash Value by the Policy Owner.

HOW THE INVESTMENT EXPERIENCE IS DETERMINED


The Cash Value in each Sub-Account is converted to Accumulation Units of that Sub-Account. The conversion is accomplished by dividing the amount of Cash Value allocated to a Sub-Account by the value of an Accumulation Unit for the Sub-Account of the Valuation Period during which the allocation occurs.

The value for any subsequent Valuation Period is determined by multiplying the Accumulation Unit value for each Sub-Account for the immediately preceding Valuation Period by the net investment factor for the Sub-Account during the subsequent Valuation Period. The value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. The number of Accumulation Units will not change as a result of investment experience.


NET INVESTMENT FACTOR


The net investment factor for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result where:

(a)    is the net of:

       (1) the Net Asset Value per share of the Underlying Mutual Fund held in the Sub-Account determined at the end of the current Valuation Period; plus

       (2) the per share amount of any dividend or capital gain Distributions made by the Underlying Mutual Fund held in the Sub-Account if the "ex-dividend" date occurs during the current Valuation Period.

(b) is the Net Asset Value per share of the Underlying Mutual Fund held in the Sub-Account determined at the end of the immediately preceding Valuation Period.

(c) is a factor representing the daily Mortality and Expense Risk Charge, Administration Expense Charge and Premium Tax Recovery Charge deducted from the Variable Account. Such factor is equal to an annual rate of 1.30% for the first ten years and 1.00% thereafter of the daily net assets of the Variable Account.

The net investment factor may be greater or less than one; therefore, the value of an Accumulation Unit may increase or decrease. It should be noted that changes in the net investment factor may not be directly proportional to changes in the Net Asset Value of Underlying Mutual Fund shares, because of the deduction for Mortality and Expense Risk Charge and Administration Expense Charge.


DETERMINING THE CASH VALUE


The Cash Value is the sum of the value of all Accumulation Units and amounts allocated and credited to the Fixed Account. The number of Accumulation Units credited to each Sub-Account is determined by dividing the net amount allocated to the Sub-Account by the Accumulation Unit value for the Sub-Account for the Valuation Period during which the premium is received by the Company. If part or all of the Cash Value is surrendered or charges or deductions are made against the Cash Value, an appropriate number of Accumulation Units from the Variable Account and an appropriate amount from the Fixed Account will be deducted in the same proportion that the Policy Owner's interest in the Variable Account and the Fixed Account bears to the total Cash Value.


The Cash Value in the Fixed Account and the Policy Loan Account is credited with interest daily at an effective annual rate which the Company periodically declares. The annual effective rate will never be less than 4%. Upon request, the Company will inform the Policy Owner of the then applicable rates for each account.

VALUATION PERIODS AND VALUATION DATES


A Valuation Period is the period commencing at the close of a Valuation Date and ending at the close of business for the next succeeding Valuation Date. A Valuation Date is each day that the New York Stock Exchange and the Home Office is open for business or any other day during which there is sufficient degree of trading of the Underlying Mutual Fund shares that the current Variable Account Contract Value may be materially affected.


                        SURRENDERING THE POLICY FOR CASH

RIGHT TO SURRENDER

The Policy Owner may surrender the Policy in full at any time while the Insured is living and receive its Cash Surrender Value. The cancellation will be effective as of the date the Company receives a proper written request for cancellation of the Policy. The written request must be signed and, where permitted, the signature guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchange, or by a commercial bank or savings and loan, which is a member of the Federal Deposit Insurance Corporation. In some cases, the Company may require additional documentation of a customary nature.


CASH SURRENDER VALUE

The Cash Surrender Value increases or decreases daily to reflect the investment experience of the Variable Account and the daily crediting of interest in the Fixed Account and the Policy Loan Account. The Cash Surrender Value equals the Policy's Cash Value, next computed after the date the Company receives a proper written request for surrender and the Policy, minus any charges, indebtedness or other deductions due on that date, which may also include a Surrender Charge.

PARTIAL SURRENDERS

After the Policy has been in force for 5 Policy Years, the Policy Owner may request a partial surrender. Partial surrenders will be permitted only if they satisfy the following requirements:

     1. The maximum partial surrender in any Policy Year is limited to 10% of the total premium payments;

     2. Partial surrenders must not result in a reduction of the Cash Surrender Value below $10,000; and

     3. After the partial surrender, the Policy continues to qualify as life insurance.


When a partial surrender is made, the Cash Value is reduced by the amount of the partial surrender. Under Death Benefit Option 1, the Specified Amount is reduced by the amount of the partial surrender, unless the death benefit is based on the applicable percentage of cash value. In such a case, a partial surrender will decrease the Specified Amount by the amount by which the partial surrender exceeds the difference between the death benefit and Specified Amount. Partial surrender amounts must be first deducted from the values in the Sub-Accounts. Partial surrenders will be deducted from the Fixed Account only to the extent that insufficient values are available in the Sub-Accounts.


Surrender charges will be waived for any partial surrenders which satisfy the above conditions. Certain partial surrenders may result in currently taxable income and tax penalties (see "Tax Matters").

MATURITY PROCEEDS

The Maturity Date is the Policy Anniversary on or next following the Insured's 95th birthday. The maturity proceeds will be payable to the Policy Owner on the Maturity Date provided the Policy is still in force. The Maturity Proceeds will be equal to the amount of the Policy's Cash Value, less any indebtedness.

INCOME TAX WITHHOLDING

Federal law requires the Company to withhold income tax from any portion of surrender proceeds that is subject to tax, unless the Policy Owner advises the Company, in writing, of his or her request not to withhold.

If the Policy Owner requests that the Company not withhold taxes, or if the taxes withheld are insufficient, the Policy Owner may be liable for payment of an estimated tax. The Policy Owner should consult his or her tax advisor.

In certain employer-sponsored life insurance arrangements, including equity split dollar arrangements, participants may be required to report for income tax purposes, one or more of the following: (1) the value each year of the life insurance protection provided; (2) an amount equal to any employer-paid premiums; or (3) some or all of the amount by which the current value of the policy exceeds the employer's interest in the policy. Participants should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal advisers, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.


                                  POLICY LOANS

TAKING A POLICY LOAN

The Policy Owner may take a loan using the Policy as security. During the first year, maximum Policy indebtedness is limited to 50% of the Cash Surrender value less interest due on the next Policy Anniversary. After the first Policy Year, the Maximum Policy Indebtedness is limited to 90% of the Cash Surrender Value less interest due on the next Policy Anniversary. The Company will not grant a loan for an amount less than $1,000 ($200 in Connecticut). Should the Death Benefit become payable, the Policy be surrendered, or the Policy mature while a loan is outstanding, the amount of Policy indebtedness will be deducted from the Death Benefit, Cash Surrender Value or the Maturity Value, respectively.


Maximum Policy Indebtedness, in Texas, is limited to 90% of the Cash Surrender Value in the Sub-Accounts and 100% of the Cash Surrender Value in the Fixed Account less interest due on the next Policy Anniversary.


Any request for a Policy loan must be in written form satisfactory to the Company. The request must be signed and, where permitted, the signature guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchange; or by a Commercial Bank or a Savings and Loan which is a member of the Federal Deposit Insurance Corporation or other guarantor institution as defined by Federal Securities laws and regulations. Certain Policy loans may result in currently taxable income and tax penalties (see "Tax Matters").

EFFECT ON INVESTMENT PERFORMANCE


When a loan is made, an amount equal to the amount of the loan is transferred from the Variable Account to the Policy Loan Account. If the assets relating to a Policy are held in more than one Sub-Account, withdrawals from Sub-Accounts will be made in proportion to the assets in each Sub-Account at the time of the loan. Policy Loans will be transferred from the Fixed Account only when insufficient amounts are available in the Sub-Accounts. The amount taken out of the Variable Account will not be affected by the Variable Account's investment experience while the loan is outstanding.


INTEREST

Amounts transferred to the Policy Loan Account will earn interest daily from the date of transfer.

Policy Loans will be currently credited interest daily at an annual effective rate of 5.0%. This rate is guaranteed never to be lower than 5.1%. The Company may change the current interest crediting rate on Policy Loans at any time at its sole discretion. This earned interest is transferred from the Policy Loan Account to a Variable Account or the Fixed Account on each Policy Anniversary. It will be allocated according to the Fund Allocation Factors in effect at the time of the transfer.

The loan interest rate is 6% per year for all Policy Loans. Interest is charged daily and is payable at the end of each Policy year. Unpaid interest will be added to the existing policy indebtedness as of the due date and will be charged interest at the same rate as the rest of the indebtedness.

Whenever the total loan indebtedness plus accrued interest exceeds the Cash Value less any Surrender Charges, the Company will send a notice to the Policy Owner and the assignee, if any. The Policy will terminate without value 61 days after the mailing of the notice unless a sufficient repayment is made during that period. A repayment is sufficient if it is large enough to reduce the total loan indebtedness plus accrued interest to an amount equal to the total Cash Value less any Surrender Charges plus an amount sufficient to continue the Policy in force for 3 months.

EFFECT ON DEATH BENEFIT AND CASH VALUE

A Policy loan, whether or not repaid, will have a permanent effect on the Death Benefit and Cash Value because the investment results of the Variable Account or the Fixed Account will apply only to the non-loaned portion of the Cash Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Variable Account or the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.

REPAYMENT


All or part of a loan may be repaid at any time while the Policy is in force during the insured's lifetime. Any payment intended as a loan repayment, rather than a premium payment, must be identified as such. Loan repayments will be credited to the Sub-Accounts and the Fixed Account in proportion to the Policy Owner's Premium allocation in effect at the time of the repayment. Each repayment may not be less than $1,000 ($50 in Connecticut). The Company reserves the right to require that any loan repayments resulting from Policy Loans transferred from the Fixed Account must be first allocated to the Fixed Account.


                          HOW THE DEATH BENEFIT VARIES

CALCULATION OF THE DEATH BENEFIT

At issue, the Specified Amount is determined by treating the initial premium as equal to 100% of the Guideline Single Premium. Additional premium payments, if accepted, may increase the Specified Amount. Guideline

Single Premiums vary by attained age, sex, smoking classification, underwriting classification and total premium payments. The following table illustrates representative initial Specified Amounts, under Death Benefit Option 1, for non-tobacco.

    Issue            $25,000 Single Premium             $50,000 Single Premium
     Age             Male            Female             Male            Female
      35            $179,733         $208,354          $364,774         $423,008
      40             143,373          166,704           290,792          338,264
      45             114,856          134,300           232,769          272,332
      50              92,583          108,739           187,452          220,323
      55              75,306           88,601           152,298          179,349
      60              62,112           72,636           125,453          146,866
      65              52,094           59,930           105,070          121,014

Generally, for a given premium payment, the initial Specified Amount is greater for non-tobacco than standard and females than males. The Specified Amount is shown in the Policy.

While the Policy is in force, the Death Benefit will never be less than the Specified Amount. The Death Benefit may vary with the Cash Value of the Policy, which depends on investment performance.

The Policy Owner may choose one of two Death Benefit Options. Under Option 1, the Death Benefit will be the greater of the Specified Amount or the Applicable Percentage of Cash Value. Under Option 1, the amount of the Death Benefit will ordinarily not change for several years to reflect the investment performance and may not change at all. If investment performance is favorable the amount of Death Benefit may increase. To see how and when investment performance will begin to affect Death Benefits, please see the illustrations located in the prospectus. Under Option 2, the Death Benefit will be the greater of the Specified Amount plus the Cash Value, or the Applicable Percentage of Cash Value and will vary directly with the investment performance.

Policy Owners who are satisfied with the amount of their current insurance coverage and prefer to have favorable investment performance and any future premium payments reflected in increased Policy Cash Values should choose Death Benefit Option 1. Policy Owners who prefer to have favorable investment performance and any future premium payments increase Death Benefits should choose Death Benefit Option 2.

The monthly Cost of Insurance for Option 1 will always be less than or equal to the monthly Cost of Insurance for the same amount of specified amount under Option 2 (see "Cost of Insurance Charge").

       The term "applicable percentage" means:

        1. 250% when the Insured is Attained Age 40 or less at the beginning of a Policy Year; and

        2. when the Insured is above Attained Age 40, the percentage shown in the "Applicable Percentage of Cash Value Table" shown in this provision.

                    APPLICABLE PERCENTAGE OF CASH VALUE TABLE

    Attained         Percentage         Attained        Percentage         Attained        Percentage
       Age          of Cash Value         Age          of Cash Value         Age          of Cash Value
      0-40              250%               60              130%               80              105%
       41               243%               61              128%               81              105%
       42               236%               62              126%               82              105%
       43               229%               63              124%               83              105%
       44               222%               64              122%               84              105%
       45               215%               65              120%               85              105%
       46               209%               66              119%               86              105%
       47               203%               67              118%               87              105%
       48               197%               68              117%               88              105%
       49               191%               69              116%               89              105%
       50               185%               70              115%               90              105%
       51               178%               71              113%               91              104%
       52               171%               72              111%               92              103%
       53               164%               73              109%               93              102%
       54               157%               74              107%               94              101%

                    APPLICABLE PERCENTAGE OF CASH VALUE TABLE

    Attained         Percentage         Attained        Percentage         Attained        Percentage
       Age          of Cash Value         Age          of Cash Value         Age          of Cash Value
       55               150%               75              105%               95              100%
       56               146%               76              105%
       57               142%               77              105%
       58               138%               78              105%
       59               134%               79              105%

PROCEEDS PAYABLE ON DEATH

The actual Death Proceeds payable on the Insured's death will be the Death Benefit as described above, less any outstanding Policy loans and less any unpaid Policy Charges. Under certain circumstances, the Proceeds may be adjusted (see "Incontestability", "Error in Age or Sex" and "Suicide").

                  RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY

The Policy Owner may exchange the Policy for a modified single premium life insurance policy offered by the Company on the Policy Date. If not available, the new policy may be a flexible premium adjustable life insurance policy offered by the Company on the Policy Date. The benefits for the new policy will not vary with the investment experience of a separate account. The exchange must be elected within 24 months from the Policy Date. No evidence of insurability will be required.

The Policy Owner and Beneficiary under the new Policy will be the same as those under the exchanged Policy on the effective date of the exchange. The new Policy will have a death benefit on the exchange date not more than the death benefit of the original Policy immediately prior to the exchange date. The new Policy will have the same policy date and issue age as the original Policy. The initial Specified Amount and any increases in Specified Amount will have the same rate class as those of the original Policy. Any indebtedness may be transferred to the new policy.

The exchange may be subject to an equitable adjustment in rates and values to reflect variances, if any, in the rates and values between the two Policies. After adjustment, if any excess is owed the Policy Owner, the Company will pay the excess to the Policy Owner in cash. The exchange may be subject to federal income tax withholding (see "Income Tax Withholding").

                          CHANGES OF INVESTMENT POLICY

The Company may materially change the Investment Policy of the Variable Account. The Company must inform the Policy Owner and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments which may disapprove it if deemed detrimental to the interests of the Policy Owners or if it renders the Company's operations hazardous to the public. If a Policy Owner objects, the Policy may be converted to a substantially comparable General Account life insurance policy on the life of the insured. The Policy Owner has the later of 60 days (6 months in Pennsylvania) from the date of the Investment Policy change or 60 days (6 months in Pennsylvania) from being informed of the change to make this conversion. The Company will not require Evidence of Insurability for this conversion.

The new policy will not be affected by the investment experience of any separate account. The New Policy will be for an amount of insurance not exceeding the Death Benefit of the Policy converted on the date of the conversion.

                                  GRACE PERIOD

If the Cash Surrender Value in the Policy is insufficient to pay the Cost of Insurance Charges, Policy loan interest, or other charges which become due but are unpaid, a grace period of 61 days will be allowed for payment of sufficient premium to continue the Policy in force. The Company will notify the Policy Owner of the amount required to continue the Policy in force. If the required amount is not received within 61 days of the notice, the Policy will terminate without value. If the Insured dies during the Grace Period, the Company will pay the Death Proceeds.

                                  REINSTATEMENT

If the Grace Period ends and the Policy Owner has neither paid the required premium nor surrendered the Policy for its Cash Surrender Value, the Policy Owner may reinstate the Policy by:

1. submitting a written request at any time within 3 years after the end of the Grace Period and prior to the Maturity Date;

2.      providing evidence of insurability satisfactory to the Company;

3. paying sufficient premium to cover all policy charges that were due and unpaid during the Grace Period;

4. paying sufficient premium to keep the Policy in force for 3 months from the date of reinstatement; and

5. paying or reinstating any indebtedness against the Policy which existed at the end of the Grace Period.


The effective date of a reinstated Policy will be the Monthly Anniversary Day on or next following the date the application for reinstatement is approved by the Company. If the Policy is reinstated, the Cash Value on the date of reinstatement, but prior to applying any premiums or loan repayments received, will be set equal to the appropriate Surrender Charge. The Surrender Charge will be based on the length of time from the date of premium payments to the effective date of the reinstatement. Unless the Policy Owner has provided otherwise, the allocation of the amount of the Surrender Charge, additional premium payments, and any loan repayments will be based on the Underlying Mutual Fund Allocation factors in effect at the start of the Grace Period.


                            THE FIXED ACCOUNT OPTION


Under exemptive and exclusionary provisions, interests in the Company's General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under 1940 Act. Accordingly, neither the General Account nor any interests therein is subject to the provisions of these Acts, and the Company has been advised that the staff of SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account option. Disclosures regarding the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws concerning the accuracy and completeness of statements made in prospectuses.


As explained earlier, a Policy Owner may elect to allocate or transfer all or part of the Cash Value to the Fixed Account and the amount allocated or transferred becomes part of the Company's general assets (General Account). The Company's General Account consists of all assets of the Company other than those in the Variable Account and in other separate accounts that have been or may be established by the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of the General Account, and Policy Owners do not share in the investment experience of those assets. The Company guarantees that the part of the Cash Value invested under the Fixed-Account option will accrue interest daily at an effective annual rate that the Company declares periodically. The Fixed Account crediting rate will not be less than an effective annual rate of 4%. Upon request and in the annual statement the Company will inform a Policy Owner of the then applicable rate. The Company is not obligated to credit interest at a higher rate.

                     CHANGES IN EXISTING INSURANCE COVERAGE

After the first Policy Year, the Policy Owner may request certain changes in the insurance coverage under the Policy. Any request must be in writing and received at the Company's Home Office. No change will take effect unless the Cash Surrender Value, after the change, is sufficient to keep the Policy in force for at least 3 months.

CHANGES IN THE SPECIFIED AMOUNT

Payment of additional premiums or changes in the Death Benefit Option may require an increase to the Specified Amount. The minimum increase in the Specified Amount permitted by the Company is $10,000. An approved increase will have an effective date of the Monthly Anniversary Day on or next following the date the company approves the supplemental application. The Company reserves the right to limit such increases to one per Policy Year, and to require satisfactory evidence of insurability for any increase in the Specified Amount. In addition, the rate class, rate class multiple and rate type for the increase in Specified Amount must be identical to those on the Policy Date. The Specified Amount cannot be decreased if, after the decrease the policy would fail to satisfy the definition of Life Insurance under Section 7702 of the Code.

CHANGES IN THE DEATH BENEFIT OPTION

The Policy Owner may change the Death Benefit Option under the Policy. If the change is from Option 1 to Option 2, the Specified Amount will be decreased by the amount of the Cash Value. If the change is from Option 2 to Option 1, the Specified Amount will be increased by the amount of the Cash Value. Evidence of insurability is not required for a change from Option 2 to Option 1. The Company reserves the right to require evidence of insurability for a change from Option 1 to Option 2. The effective date of the change will be the Monthly Anniversary Day on or next following the date the Company approves the request for change. Only one change of option is permitted per Policy Year. A change in Death Benefit Option will not be permitted if it results in the total premiums paid exceeding the then current maximum premium limitations prescribed by the IRS to qualify the Policy as a life insurance contract.

                             OTHER POLICY PROVISIONS
POLICY OWNER

While the Insured is living, all rights in this Policy are vested in the Policy Owner named in the application or as subsequently changed, subject to assignment, if any.

The Policy Owner may name a Contingent Policy Owner or a new Policy Owner while the Insured is living. Any change must be in a written form satisfactory to the Company and recorded at the Company's Home Office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by the Company before it was recorded. The Company may require that the Policy be submitted for endorsement before making a change.

If the Policy Owner is other than the Insured and names no Contingent Owner, and dies before the Insured, the Policy Owner's rights in this Policy belong to the Policy Owner's estate.

BENEFICIARY


The Beneficiary(ies) will be as named in the application or as subsequently changed, subject to assignment, if any.


The Policy Owner may name a new Beneficiary while the Insured is living. Any change must be in a written form satisfactory to the Company and recorded at the Home Office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by the Company before it was recorded.


If any Beneficiary predeceases the Insured, that Beneficiary's interest passes to any surviving beneficiary, unless otherwise provided. Multiple beneficiaries will be paid in equal shares, unless otherwise provided. If no named Beneficiary survives the Insureds, the proceeds will be paid to the Policy Owner or the Policy Owner's estate.


ASSIGNMENT


While the Insured is living, the Policy Owner may assign his or her rights in the Policy. The assignment must be in writing, signed by the Policy Owner and recorded at the Home Office. The Company is not responsible for any assignment not submitted for recording, nor is the Company responsible for the sufficiency or validity of any assignment.


The assignment will be subject to any Indebtedness owed to the Company before it was recorded.

INCONTESTABILITY


The Company will not contest a Death Benefit based on representations in any written application when the benefit has been in force, during the lifetime of the Insured, for two years.


ERROR IN AGE OR SEX

If the Insured's age, sex or both, as stated in the application, are incorrect, the affected benefits will be adjusted to reflect the correct age or sex.

SUICIDE


If the Insured dies by suicide within two years from the Policy Date, the Company will pay no more than the sum of the premiums, less any unpaid loan. If the Insured dies by suicide within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than the amount paid for the additional benefit.


NONPARTICIPATING POLICIES

The Policies are nonparticipating. This means that they do not participate in any dividend distribution of the Company's surplus.

                              LEGAL CONSIDERATIONS

On July 6, 1983, the U.S. Supreme Court held in Arizona Governing Committee v Norris that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex. This decision applies only to benefits derived from contributions made on or after August 1,

1983. The Policies offered by this prospectus are based upon actuarial tables which distinguish between men and women and thus the Policies provide different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris on any employment related insurance or benefit program before purchasing this Policy.

                          DISTRIBUTION OF THE POLICIES


The Policies will be sold by licensed insurance agents in those states where the Policies may lawfully be sold. Agents will be registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. (NASD). The Policies will be distributed by the General Distributor, NAS

NAS, One Nationwide Plaza, Columbus, Ohio 43216, ("NAS") acts as general distributor for Nationwide Multi-Flex Variable Account, Nationwide DC Variable Account, Nationwide DCVA-II, Nationwide Variable Account-II, Nationwide Variable Account-5, Nationwide Variable Account-6, Nationwide Variable Account-8, Nationwide Variable Account-9,Nationwide VA Separate Account-A, Nationwide VA Separate Account-B, Nationwide VA Separate Account-C, Nationwide VL Separate Account-A, Nationwide VL Separate Account-B, Nationwide VL Separate Account-C, Nationwide VLI Separate Account -2, Nationwide VLI Separate Account-3, Nationwide VLI Separate Account-4, NACo Variable Account and Nationwide Variable Account, all of which are separate investment accounts of the Company or its affiliates. NAS is a wholly owned subsidiary of the Company.

NAS also acts as principal underwriter for the Nationwide Investing Foundation, Nationwide Separate Account Trust, Financial Horizons Investment Trust, Nationwide Investing Foundation II, Nationwide Investing Foundation III and Nationwide Asset Allocation Trust, which are open-end management investment companies.


Gross commissions paid by the Company on the sale of these Policies plus fees for marketing services provided by the General Distributor are not more than 7.50% of the premiums paid.

                               CUSTODIAN OF ASSETS

The Company serves as the Custodian of the assets of the Variable Account.

                                   TAX MATTERS

POLICY PROCEEDS

Section 7702 of the Code provides that if certain tests are met, a Policy will be treated as a life insurance policy for federal tax purposes. The Company will monitor compliance with these tests. The Policy should thus receive the same Federal income tax treatment as fixed benefit life insurance. As a result, the life insurance proceeds payable under a Policy are excludable from gross income of the beneficiary under Section 101 of the Code.

The Policies described in this prospectus, meet the definition of "modified endowment contracts" under Section 7702A of the Code. The Code defines modified endowment contracts as those policies issued or materially changed after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual premiums. The policies offered in this prospectus typically fall within this definition. The Code provides for taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts (other than certain distributions to terminally ill individuals) are subject to federal income taxes a manner similar to the way annuities are taxed. Any distribution is taxable to the extent the Cash Value of the Policy exceeds, at the time of the distribution, the premiums paid into the Policy. The code generally provides for a 10% tax penalty on the taxable portion of such distributions. That penalty is applicable unless the distribution is 1) paid after the Policy Owner is 59 1/2 or disabled; or 2) the distribution is part of an annuity to the Policy Owner as defined in the Code. Under certain circumstances, certain distributions made under a Policy on the life of a "terminally ill individual" as that term is defined in the Code, are excludible from gross income.


Even though exchanges under Section 1035 of the Code qualify as material changes, certain exchanges of pre-June 22, 1988 policies may retain their non-modified endowment status. Therefore, the policies offered by this prospectus may or may not be issued as modified endowment contracts. The Company will monitor premiums paid and will notify the Policy Owner when the policy's non-modified endowment status is in jeopardy. If a policy is not a modified endowment contract, a cash distribution during the first fifteen years after a policy is issued which causes a reduction in death benefits may still become fully or partially taxable to the Policy Owner pursuant to Section 7702(f)(7) of the Code. The Policy Owner should carefully consider this potential effect and seek further information before initiating any changes in the terms of the policy. Under certain conditions, a policy may become a modified endowment as a result of certain material changes or a reduction in benefits as defined by Section 7702A(c) of the Code.


In addition to meeting the tests required under Section 7702, Section 817(h) of the Code requires that the investments of separate accounts such as the Variable Account be adequately diversified. Regulations under 817(h) provide that a variable life policy failing to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the Policy Owner or the Company pays an amount to the IRS. The amount will be based on the tax that would have been paid by the Policy Owner if the income, for the period the policy was not diversified, had been received by the Policy Owner. If the failure to diversify is not corrected in this manner, the Policy Owner will be deemed the owner of the underlying securities and taxed on the earnings of his or her account.


Should the Secretary of the Treasury issue additional rules or regulations limiting the number of funds, transfers between funds, exchanges of funds or changes in investment objectives of funds such that the Policy would no longer qualify as life insurance under Section 7702 of the Code, the Company will take whatever steps are available to remain in compliance.

A total surrender or cancellation of the Policy by lapse may have adverse tax consequences depending on the circumstances. If the amount received by the Policy Owner plus total Policy Indebtedness exceeds the premiums paid into the Policy, the excess generally will be treated as taxable income, regardless of whether or not the Policy is a modified endowment contract.


WITHHOLDING

Distributions of income from a modified endowment contract are subject to federal income tax withholding; however, the recipient may elect not to have the withholding taken from the distribution. A distribution of income from a modified endowment contract may be subject to mandatory back-up withholding which cannot be waiver. The mandatory back-up withholding rate is 31% of the income that is distributed and will arise if no taxpayer identification number is provided to the Company, or if the IRS notifies the Company that back-up withholding is required.


FEDERAL ESTATE AND GENERATION-SKIPPING TRANSFER TAXES


The federal estate tax is integrated with the federal gift tax under a unified tax rate schedule. In general, for 1998, an estate of less than $625,000 (inclusive of certain predeath gifts) will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate tax purposes, for certain amounts that pass to the surviving spouse.


When the Insured dies, the death benefit will generally be included in the Insured's federal gross estate if: (1) the proceeds were payable to or for the benefit of the Insured's estate; or (2) the Insured held any "incident of ownership" in the Policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the Policy, such as the right to borrow on the Policy, or the right to name a new Beneficiary.


If the Policy Owner (whether or not he or she is the Insured) transfers ownership of the Policy to another person, the transfer may be subject to a federal gift tax. In addition, if the Policy Owner transfers the Policy to someone two or more generations younger than the Policy Owner, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"), the taxable amount being the value of the policy.

Similarly, if the Beneficiary is two or more generations younger than the Insured, the payment of the Death Proceeds at the death of the Insured may be subject to the GSTT. Pursuant to regulations recently promulgated by the U.S. Treasury Department, the Company may be required to withhold a portion of the Death Proceeds and pay them directly to the IRS as the GSTT liability.


The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes.

The tax rate is a flat rate equal to the maximum estate tax rate (currently 55%), and there is a provision for an aggregate $1 million exemption. Due to the complexity of these rules, the Policy Owner should consult with counsel and other competent advisors regarding these taxes,

State and local estate, inheritance, income and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or Beneficiary.

NON-RESIDENT ALIENS


Predeath distributions from Modified Endowment Contracts to nonresident aliens ("NRAs") are generally subject to federal income tax and tax withholding, at a statutory rate of 30% of the amount of income that is distributed. The Company is required to withhold the amount from the distribution and remit it to the IRS. Distributions to certain NRAs may be subject to lower, or in certain instances zero, tax and withholding rates, if the United States has entered into an applicable treaty. However, in order to obtain the benefits of the treaty provisions, the NRA must give to the Company sufficient proof of his or her residency and citizenship in the form and manner prescribed by the IRS. In addition, for any distribution made after December 31, 1997, the NRA must obtain an individual Taxpayer Identification Number from the IRS, and furnish that number to the Company prior to the distribution. If the Company does not have the proper proof of citizenship or residency and (for distributions after December 31, 1997) a proper individual Taxpayer Identification Number prior to any distribution, the Company will be required to withhold 30% of the income, regardless of any treaty provision.

A pre-death distribution may not be subject to withholding where the recipient sufficiently establishes to the Company that the payment is effectively connected to the recipient's conduct of a trade or business in the United States and that the payment is includable in the recipient's gross income for United States federal income tax purposes, Any the distributions may be subject to back-up withholding at the statutory rate (currently 31%) if not taxpayer identification number, or an incorrect taxpayer identification number, is provided.


TAXATION OF THE COMPANY


The Company is taxed as a life insurance company under the Code. Since the Variable Account is not a separate entity from the Company and its operations form a part of the Company, it will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Code. Investment income and realized capital gains on the assets of the Variable Account are reinvested and taken into account in determining the value of Accumulation Units. As a result, the investment income and realized capital gains are automatically applied to increase reserves under the Policies.


The Company does not initially expect to incur any Federal income tax liability that would be chargeable to the Variable Account. Based upon these expectations, no charge is currently being made against the Variable Account for federal income taxes. If, however, the Company determines that on a separate company basis taxes may be incurred, it reserves the right to assess a charge for taxes against the Variable Account.

The Company may also incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for taxes may be made.

TAX CHANGES


The foregoing discussion, which is based on the Company's understanding of federal tax laws as they are currently interpreted by the IRS, is general and is not intended as tax advice.

The Code has been subject to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has considered numerous legislative proposals that, if enacted, could change the tax treatment of the Policies. It is reasonable to believe that such proposals may be enacted into law. In addition, the U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may be at variance with its current positions on these matters. In addition, state law (which is not discussed herein) may affect the tax consequences of the Policy.


If the Policy Owner, Insured, or Beneficiary or other person receiving any benefit or interest in or from the Policy is not both a resident and citizen of the United States, there may be a tax imposed by a foreign country, in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, and case law) may change and impose additional taxes on the Policy, the Death Benefit, or other Distributions and/or ownership of the Policy, or a treaty may be amended and all or part of the favorable treatment may be eliminated.

Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a Policy may be changed retroactively. There is no way of predicting if when, and to what extent any change may take place. No representation is made as to the likelihood of the continuation of these current laws, interpretations, and policies.

THE FOREGOING IS A GENERAL EXPLANATION AS TO CERTAIN TAX MATTERS PERTAINING TO INSURANCE POLICIES. IT IS NOT INTENDED TO BE LEGAL OR TAX ADVICE, AND SHOULD NOT TAKE THE PLACE OF YOUR INDEPENDENT LEGAL, TAX AND/OR FINANCIAL ADVISOR.

                                   THE COMPANY

The Company is a life insurance company writing life, accident and health insurance, and annuities in all states and the District of Columbia. The Company issues variable annuity contracts through other segregated investment accounts. This is the only business in which the Company is engaged.

The Company markets its Policies through independent insurance brokers, general agents, and registered representatives of registered NASD broker/dealer firms.


The Company serves as depositor for Nationwide VL Separate Account-A, Nationwide VL Separate Account-B, Nationwide VL Separate Account-C, Nationwide VA Separate Account-A, Nationwide VA Separate Account-B, and Nationwide VA Separate Account-C, each of which is a registered investment company.


The Company, in common with other insurance companies, is subject to regulation and supervision by the regulatory authorities of the states in which it is licensed to do business. A license from the state insurance department is a prerequisite to the transaction of insurance business in that state. In general, all states have statutory administrative powers. Such regulation relates, among other things, to licensing of insurers and their agents, the approval of policy forms, the methods of computing reserves, the form and content of statutory financial statements, the amount of policyholders' and stockholders' dividends, and the type of distribution of investments permitted.

The Company operates in the highly competitive field of life insurance. There are approximately 2,300 stock, mutual and other types of insurers in the life insurance business in the United States, and a large number of them compete with the registrant in the sale of insurance policies.

As is customary in insurance company groups, employees are shared with the other insurance companies in the group. The Company shares employees with Nationwide Mutual Insurance Company, Nationwide Life Insurance Company and Nationwide Mutual Fire Insurance Company.

The Company does not presently own or lease any materially important physical properties when its property holdings are viewed in relation to its total assets. The Company shares Home Office, other facilities and equipment with Nationwide Mutual Insurance Company.


                               COMPANY MANAGEMENT

Nationwide Life and Annuity Insurance Company, together with Nationwide Mutual Insurance Company, Nationwide Mutual Fire Insurance Company, Nationwide Indemnity Company, Nationwide Life Insurance Company, Nationwide Property and Casualty Insurance Company, National Casualty Company, Scottsdale Indemnity Company and Nationwide General Insurance Company and their affiliated companies comprise the Nationwide Insurance Enterprise.

The companies comprising the Nationwide Insurance Enterprise have substantially common boards of directors and officers. Nationwide Financial Services, Inc. is the sole shareholder of Nationwide Life.


  DIRECTORS OF THE DEPOSITOR NAME AND      POSITIONS AND OFFICERS WITH DEPOSITOR             PRINCIPAL OCCUPATION
       PRINCIPAL BUSINESS ADDRESS
Lewis J. Alphin                                           Director                  Farm Owner and Operator (1)
519 Bethel Church Road
Mount Olive, NC 28365

A. I. Bell                                                Director                  Farm Owner and Operator (1)
4121 North River Road West
Zanesville, OH 43701

Keith W. Eckel                                            Director                  Partner, Fred W. Eckel Sons;
1647 Falls Road                                                                     President, Eckel Farms, Inc. (1)
Clarks Summit, PA 18411

Willard J. Engel                                          Director                  Retired General Manager, Lyon County
301 East Marshall Street                                                            Co-operative Oil Company (1)
Marshall, MN 44691

Fred C. Finney                                            Director                  Owner and Operator, Moreland  Fruit
1558 West Moreland Road                                                             Farm; Operator, Melrose Orchard (1)
Wooster, OH 44691

Charles L. Fuellgraf, Jr.                                 Director                  Chief Executive Officer, Fuellgraf
600 South Washington Street                                                         Electric Company (1)
Butler, PA 16001

Joseph J. Gasper                          President and Chief Operating Officer     President and Chief Operating Officer,
One Nationwide Plaza                      and Director                              Nationwide Life Insurance Company and
Columbus, OH 43215                                                                  Nationwide Life and Annuity Insurance
                                                                                    Company (2)

Dimon R. McFerson                         Chairman and Chief Executive              Chairman and Chief Executive
One Nationwide Plaza                      Officer-Nationwide Insurance Enterprise   Officer-Nationwide Insurance
Columbus, OH 43215                        and Director                              Enterprise (2)

David O. Miller                           Chairman of the Board and Director        President, Owen Potato Farm, Inc.;
115 Sprague Drive                                                                   Partner, M&M Enterprises (1)
Hebron, OH 43025

Yvonne L. Montgomery                                      Director                  Senior Vice President-General Manager
Suite 1600                                                                          Southern Customer Operations for U.S.
2859 Paces Ferry Road                                                               Customer Operations, Xerox Corporation
Atlanta, GA 30339                                                                   (2)

C. Ray Noecker                                            Director                  Owner and Operator Noecker Farms (1)
2770 Winchester Southern S.
Ashville, OH 43103

James F. Patterson                                        Director                  Vice President, Pattersons, Inc.;
8765 Mulberry Road                                                                  President, Patterson Farms, Inc. (1)
Chesterland, OH 44026

Arden L. Shisler                                          Director                  President and Chief Executive Officer,
1356 North Wenger Road                                                              K&B Transport, Inc. (1)
Dalton, OH 44618

Robert L. Stewart                                         Director                  Owner and Operator Sunnydale Farms and
88740 Fairview Road                                                                 Mining (1)
Jewett, OH 43986

Nancy C. Thomas                                           Director                  Farm Owner and Operator, Da-Ma-Lor
10835 Georgetown Street NE                                                          Farms (1)
Louisville, OH 44641

Harold W. Weihl                                          Director                   Farm Owner and Operator, Weihl Farms
14282 King Road                                                                     (1)
Bowling Green, OH 43402

1) Principal Occupation for last 5 years

2) Prior to assuming this current position, held other executive management positions with the same or affiliated companies.

Each of the directors is a director of the other major insurance affiliates of the Nationwide Insurance Enterprise, except Mr. Gasper who is a director only of the Company and Nationwide Life Insurance Company. Messrs. McFerson and Gasper are directors of NAS, a registered broker-dealer.

Messrs., McFerson, Miller, Patterson, Shisler and Fuellgraf are directors of Nationwide Financial Services, Inc. Messrs. Fuellgraf, McFerson, Ms. Thomas and Mr. Weihl are trustees of Nationwide Investing Foundation and Nationwide Investing Foundation III registered investment companies. Messrs. Gasper and Woodward are Trustees of Nationwide Separate Account Trust and Nationwide Asset Allocation Trust, registered investment companies. Mr. McFerson is trustee of Financial Horizons Investment Trust and Nationwide Investing Foundation II, registered investment companies. Mr. Engel is a director of Western Cooperative Transport.


EXECUTIVE OFFICERS OF THE COMPANY

OFFICERS OF THE DEPOSITOR
NAME AND PRINCIPAL ADDRESS                   OFFICES OF THE DEPOSITOR
Robert A. Oakley                             Executive Vice President - Chief Executive Officer
One Nationwide Plaza
Columbus, OH 43215

Robert J. Woodward, Jr.                      Executive Vice President - Chief Investment Officer
One Nationwide Plaza
Columbus, OH 43215

W. Sidney Druen                              Senior Vice President and General Counsel and Assistant Secretary
One Nationwide Plaza
Columbus, OH 43215

Harvey S. Galloway, Jr.                      Senior Vice President and Chief Actuary, Health and Annuities
One Nationwide Plaza
Columbus, OH 43215

Richard A. Karas                             Senior Vice President - Sales and Financial Services
One Nationwide Plaza
Columbus, OH 43215

Susan A. Wolken                              Senior Vice President - Life Company Operations
One Nationwide Plaza
Columbus, OH 43215

Matthew S. Easley                            Vice President - Life Marketing and Administrative Services
One Nationwide Plaza
Columbus, OH 43215

Timothy E. Murphy                            Vice President - Strategic Marketing
One Nationwide Plaza
Columbus, OH 43215

Joseph P. Rath                               Vice President - Product and Market Compliance
One Nationwide Plaza
Columbus, OH 43215




                      OTHER CONTRACTS ISSUED BY THE COMPANY

The Company does presently and will, from time to time, offer variable contracts and policies with benefits which vary in accordance with the investment experience of a separate account of the Company.

                                STATE REGULATION

The Company is subject to the laws of Ohio governing insurance companies and to regulation by the Ohio Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine the Company's contract liabilities and reserves so that the Insurance Department may certify the items are correct. The Company's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, the Company is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

                            REPORTS TO POLICY OWNERS


The Company will mail to the Policy Owner, at the last known address of record, an annual statement showing the amount of the current Death Benefit, the Cash Value, and Cash Surrender Value, premiums paid and monthly charges deducted since the last report, the amounts invested in the Fixed Account and in the Variable Account and in each Sub-Account, and any Policy debt, as well as interest on the debt for the preceding year.


Policy Owners will also be sent annual and semi-annual reports containing financial statements for the Variable Account as required by the 1940 Act.


In addition, Policy Owners will receive statements of significant transactions, such as change in Specified Amount, change in Death Benefit Option, changes in future premium allocation, transfers among Sub-Accounts, premium payments, loans, increase in loan principal, loan repayments, unpaid loan interest added to principal, reinstatement and termination.


                                   ADVERTISING

The Company is ranked and rated by independent financial rating services, among which are Moody's, Standard & Poor's and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the Company. The ratings are not intended to reflect the investment experience or financial strength of the Variable Account. The Company may advertise these ratings from time to time. In addition, the Company may include in certain advertisements endorsements in the form of a list of organizations, individuals or other parties which recommend the Company or the Contracts. Furthermore, the Company may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs based on selected tax brackets or discussions of alternative investment vehicles and general economic conditions.


                           YEAR 2000 COMPLIANCE ISSUES

The Company has developed a plan to address issues related to the year 2000. The problem relates to many existing computer programs using only two digits to identify a year in the date field. These programs were designed and developed without considering the impact of the upcoming change in the century. If not corrected, many computer applications could fail or create erroneous results by or at the Year 2000. The Company has been evaluating its exposure to the Year 2000 issue through a review of all of its operating systems as well as dependencies on the systems of other users since 1996. The Company expects all system changes and replacements needed to achieve Year 2000 compliance to be completed by the end of 1998. Compliance testing will be completed in the first quarter of 1999. The Company's parent, Nationwide Life Insurance Company (NLIC), charges all costs associated with these system changes as the costs are incurred.

Operating expenses in 1997 for NLIC including approximately $45 million on technology projects, which includes costs related to Year 2000 and the development of a new policy administration system for traditional life insurance products and other system enhancements. NLIC anticipates spending a comparable amount in 1998 on technology projects, including Year 2000 initiatives. These expenses do not have an effect on the assets of the Variable Account and are not charged through to the Contract Owner.


                                LEGAL PROCEEDINGS

There are no material legal proceedings, other than ordinary routine litigation incidental to the business to which the Company and the Variable Account are parties or to which any of their property is the subject.


The General Distributor, NAS, is not engaged in any material litigation of any nature.


                                     EXPERTS


The audited financial statements and schedules have been included herein in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, and upon the authority of said firm as experts in accounting and auditing.


                             REGISTRATION STATEMENT


A Registration Statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Variable Account, the Company, and the Policies offered hereby. Statements contained in this prospectus as to the content of Policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.


                                 LEGAL OPINIONS


Legal matters in connection with the Policies described herein are being passed upon by Druen, Dietrich, Reynolds & Koogler, One Nationwide Plaza, Columbus, Ohio 43215. All the members of such firm are employed by the Nationwide Mutual Insurance Company.

                                   APPENDIX 1

                        ILLUSTRATIONS OF WHEN ADDITIONAL
                         PREMIUM PAYMENTS ARE PERMITTED

Example 1: A male non-tobacco, age 35, purchases a Policy with an initial premium of $25,000 and selects Death Benefit Option 1. The initial premium is treated as 100% of the Guideline Single Premium which results in a Specified Amount of $179,733. In the 12th and subsequent policy years, annual premiums of $2,177 may be paid without violating the premium limitations prescribed by the Internal Revenue Service to qualify the Policy as a life insurance contract. Additional premiums which increase the Specified Amount may be made at any time, subject to the $1,000 minimum. The Company reserves the right to require satisfactory evidence of insurability with any premium payment which increases the net amount at risk. In addition, premium payments may be made at any time if they are required to continue the Policy in force.

Example 2: A male non-tobacco, age 55, purchases a Policy with an initial premium of $100,000 and selects Death Benefit Option 1. The initial premium is treated as 100% of the Guideline Single Premium which results in a Specified Amount of $306,283. In the 11th and subsequent policy years, annual premiums of $9,591 may be paid without violating the premium limitations prescribed by the Internal Revenue Service to qualify the Policy as a life insurance contract. Additional premiums which increase the Specified Amount may be made at any time, subject to the $1,000 minimum. The Company reserves the right to require satisfactory evidence of insurability with any premium payment which increases the net amount at risk. In addition, premium payments may be made at any time if they are required to continue the Policy in force.

                                   APPENDIX 2

                          ILLUSTRATIONS OF CASH VALUES,
                             CASH SURRENDER VALUES,
                               AND DEATH BENEFITS

The illustrations in this prospectus have been prepared to help show how values under the Policies change with investment performance. The illustrations illustrate how Cash Values, Cash Surrender Values and Death Benefits under a Policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6% or 12% over a period of years, but fluctuates above or below those averages for individual years, the Cash Values, Cash Surrender Values and Death Benefits may be different. For hypothetical returns of 0% and 6%, the illustrations also illustrate when the Policies would go into default, at which time additional premium payments would be required to continue the Policy in force. The illustrations also assume there is no Policy Indebtedness, no additional premium payments are made, no Cash Values are allocated to the Fixed Account, and there are no changes in the Specified Amount or Death Benefit option.


The amounts shown for the Cash Value, Cash Surrender Value and Death Benefit as of each Policy Anniversary reflect the fact that the net investment return on the assets held in the Sub-Accounts is lower than the gross return. This is due to the daily charges made against the assets of the Sub-Accounts for assuming mortality and expense risks, recovering premium taxes and providing for administrative expenses. On a current basis, these charges are equivalent to an annual effective rate of 1.30% in the first 10 policy years and 1.00% thereafter. On a guaranteed basis, these charges are equivalent to a maximum annual effective rate of 1.60% in the first 10 policy years and 1.30% thereafter. In addition, the net investment returns also reflect the deduction of Underlying Mutual Fund investment advisory fees and other expenses which are equivalent to an annual effective rate of 0.80%. This effective rate is based on the average of the fund expenses for the preceding year for all mutual fund options available under the policy as of March 13, 1998.


Taking account of the current charges for mortality and expense risks, recovering premium taxes and providing for administrative and Underlying Mutual Fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of - 2.10%, 3.90% and 9.90%, respectively, in policy years one through ten, and -1.80%, 4.20% and 10.20% thereafter. Taking account of guaranteed charges, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -2.40%, 3.60% and 9.60%, respectively, in policy years one through ten, and -2.10%, 3.90% and 9.90% thereafter.

The illustrations also reflect the fact that the Company makes monthly charges for providing insurance protection. Current values reflect current cost of insurance charges and guaranteed values reflect the maximum cost of insurance charges guaranteed in the Policy. The values shown are for policies which are issued as standard. Policies issued on a substandard basis would result in lower Cash Values and Death Benefits than those illustrated. Death Benefit Option 1 has been assumed in all the illustrations.

In addition, the illustrations reflect the fact that the Company deducts an annual administrative charge at the beginning of each Policy Year after the first. The illustrations also reflect the fact that no charges for federal or state income taxes are currently made against the Variable Account. If such a charge is made in the future, it will require a higher gross investment return than illustrated in order to produce the net after-tax returns shown in the illustrations.

Upon request, the Company will furnish a comparable illustration based on the proposed Insured's age, sex, smoking classification, rating classification and premium payment requested.

                $10,000 INITIAL PREMIUM: $43,190 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: SIMPLIFIED ISSUE: AGE 45

                                    NEW YORK
                                 CURRENT VALUES

                             0% HYPOTHETICAL              6% HYPOTHETICAL              12% HYPOTHETICAL
                         GROSS INVESTMENT RETURN      GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN

           PREMIUMS
          PAID PLUS              CASH                          CASH                          CASH
 POLICY    INTEREST    CASH      SURR      DEATH     CASH      SURR      DEATH     CASH      SURR      DEATH
  YEAR      AT 5%      VALUE    VALUE     BENEFIT    VALUE    VALUE     BENEFIT    VALUE     VALUE    BENEFIT
    1          10,500   9,657      8,807     43,190  10,242      9,392    43,190    10,826     9,976    43,190

    2          11,025   9,246      8,396     43,190  10,415      9,565    43,190    11,654    10,804    43,190

    3          11,576   8,830      8,030     43,190  10,585      9,785    43,190    12,555    11,755    43,190

    4          12,155   8,408      7,608     43,190  10,750      9,950    43,190    13,536    12,736    43,190

    5          12,763   7,978      7,228     43,190  10,908     10,158    43,190    14,605    13,855    43,190

    6          13,401   7,539      6,839     43,190  11,059     10,359    43,190    15,771    15,071    43,190

    7          14,071   7,088      6,488     43,190  11,199     10,599    43,190    17,043    16,443    43,190

    8          14,775   6,622      6,122     43,190  11,325     10,825    43,190    18,430    17,930    43,190

    9          15,513   6,136      5,736     43,190  11,435     11,035    43,190    19,946    19,546    43,190

   10          16,289   5,629      5,629     43,190  11,525     11,525    43,190    21,603    21,603    43,190

   15          20,789   2,780      2,780     43,190  11,822     11,822    43,190    33,219    33,219    44,513

   20          26,533     (*)        (*)        (*)  11,292     11,292    43,190    52,000    52,000    63,440

   25          33,864     (*)        (*)        (*)   8,829      8,829    43,190    81,482    81,482    94,520

   30          43,219     (*)        (*)        (*)   1,295      1,295    43,190   127,847   127,847   136,797


ASSUMPTIONS:

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2)    CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND AN ANNUAL
       $65 ADMINISTRATIVE EXPENSE CHARGE.

(3)    NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS
       INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS
       APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                $10,000 INITIAL PREMIUM: $43,190 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: SIMPLIFIED ISSUE: AGE 45

                                    NEW YORK
                                GUARANTEED VALUES

                             0% HYPOTHETICAL              6% HYPOTHETICAL              12% HYPOTHETICAL
                         GROSS INVESTMENT RETURN      GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN

           PREMIUMS
          PAID PLUS              CASH                          CASH                          CASH
 POLICY    INTEREST    CASH      SURR      DEATH     CASH      SURR      DEATH     CASH      SURR      DEATH
  YEAR      AT 5%      VALUE    VALUE     BENEFIT    VALUE    VALUE     BENEFIT    VALUE     VALUE    BENEFIT
    1          10,500   9,616      8,766     43,190  10,199      9,349    43,190    10,781     9,931    43,190

    2          11,025   9,110      8,260     43,190  10,268      9,418    43,190    11,495    10,645    43,190

    3          11,576   8,600      7,800     43,190  10,327      9,527    43,190    12,267    11,467    43,190

    4          12,155   8,084      7,284     43,190  10,374      9,574    43,190    13,101    12,301    43,190

    5          12,763   7,561      6,811     43,190  10,407      9,657    43,190    14,004    13,254    43,190

    6          13,401   7,029      6,329     43,190  10,424      9,724    43,190    14,981    14,281    43,190

    7          14,071   6,483      5,883     43,190  10,420      9,820    43,190    16,039    15,439    43,190

    8          14,775   5,920      5,420     43,190  10,393      9,893    43,190    17,185    16,685    43,190

    9          15,513   5,336      4,936     43,190  10,337      9,937    43,190    18,426    18,026    43,190

   10          16,289   4,726      4,726     43,190  10,248     10,248    43,190    19,772    19,772    43,190

   15          20,789   1,168      1,168     43,190   9,283      9,283    43,190    29,002    29,002    43,190

   20          26,533     (*)        (*)        (*)   6,352      6,352    43,190    43,855    43,855    53,504

   25          33,864     (*)        (*)        (*)     (*)        (*)       (*)    66,636    66,636    77,298

   30          43,219     (*)        (*)        (*)     (*)        (*)       (*)   101,661   101,661   108,777

ASSUMPTIONS:

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2)    GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND AN
        ANNUAL $120 ADMINISTRATIVE EXPENSE CHARGE.

(3)    NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS
       INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS
       APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                $10,000 INITIAL PREMIUM: $41,661 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: SIMPLIFIED ISSUE: AGE 45

                                  NON-NEW YORK
                                 CURRENT VALUES

                             0% HYPOTHETICAL              6% HYPOTHETICAL              12% HYPOTHETICAL
                         GROSS INVESTMENT RETURN      GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN

           PREMIUMS
          PAID PLUS              CASH                          CASH                            CASH
 POLICY    INTEREST    CASH      SURR      DEATH     CASH      SURR      DEATH      CASH       SURR    DEATH
  YEAR      AT 5%      VALUE    VALUE     BENEFIT    VALUE    VALUE     BENEFIT     VALUE     VALUE   BENEFIT
    1          10,500   9,672      8,822     41,661  10,256      9,406    41,661      10,841    9,991   41,661

    2          11,025   9,252      8,402     41,661  10,421      9,571    41,661      11,660   10,810   41,661

    3          11,576   8,829      8,029     41,661  10,583      9,783    41,661      12,552   11,752   41,661

    4          12,155   8,402      7,602     41,661  10,741      9,941    41,661      13,524   12,724   41,661

    5          12,763   7,970      7,220     41,661  10,895     10,145    41,661      14,586   13,836   41,661

    6          13,401   7,532      6,832     41,661  11,043     10,343    41,661      15,745   15,045   41,661

    7          14,071   7,084      6,484     41,661  11,184     10,584    41,661      17,012   16,412   41,661

    8          14,775   6,625      6,125     41,661  11,314     10,814    41,661      18,396   17,896   41,661

    9          15,513   6,152      5,752     41,661  11,431     11,031    41,661      19,909   19,509   41,661

   10          16,289   5,661      5,661     41,661  11,532     11,532    41,661      21,566   21,566   41,661

   15          20,789   2,958      2,958     41,661  11,954     11,954    41,661      33,184   33,184   44,467

   20          26,533     (*)        (*)        (*)  11,690     11,690    41,661      51,870   51,870   63,282

   25          33,864     (*)        (*)        (*)   9,799      9,799    41,661      81,250   81,250   94,250

   30          43,219     (*)        (*)        (*)   3,694      3,694    41,661     127,528  127,528  136,455

ASSUMPTIONS:

(1)     NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2)     CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND AN ANNUAL
        $90 ADMINISTRATIVE EXPENSE CHARGE.

(3)     NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS
        INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE
        PROSPECTUS APPENDIX.

(*)     UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                $10,000 INITIAL PREMIUM: $41,661 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: SIMPLIFIED ISSUE: AGE 45

                                  NON-NEW YORK
                                GUARANTEED VALUES

                             0% HYPOTHETICAL              6% HYPOTHETICAL              12% HYPOTHETICAL
                         GROSS INVESTMENT RETURN      GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN

           PREMIUMS
          PAID PLUS              CASH                          CASH                          CASH
 POLICY    INTEREST    CASH      SURR      DEATH     CASH      SURR      DEATH     CASH      SURR      DEATH
  YEAR      AT 5%      VALUE    VALUE     BENEFIT    VALUE    VALUE     BENEFIT    VALUE     VALUE    BENEFIT
    1          10,500   9,623      8,773     41,661  10,206      9,356    41,661    10,788     9,938    41,661

    2          11,025   9,109      8,259     41,661  10,267      9,417    41,661    11,494    10,644    41,661

    3          11,576   8,592      7,792     41,661  10,319      9,519    41,661    12,258    11,458    41,661

    4          12,155   8,071      7,271     41,661  10,359      9,559    41,661    13,084    12,284    41,661

    5          12,763   7,543      6,793     41,661  10,385      9,635    41,661    13,979    13,229    41,661

    6          13,401   7,006      6,306     41,661  10,396      9,696    41,661    14,948    14,248    41,661

    7          14,071   6,457      5,857     41,661  10,387      9,787    41,661    15,997    15,397    41,661

    8          14,775   5,892      5,392     41,661  10,355      9,855    41,661    17,135    16,635    41,661

    9          15,513   5,306      4,906     41,661  10,295      9,895    41,661    18,369    17,969    41,661

   10          16,289   4,697      4,697     41,661  10,204     10,204    41,661    19,708    19,708    41,661

   15          20,789   1,165      1,165     41,661   9,252      9,252    41,661    28,920    28,920    41,661

   20          26,533     (*)        (*)        (*)   6,412      6,412    41,661    43,694    43,694    53,307

   25          33,864     (*)        (*)        (*)     (*)        (*)       (*)    66,290    66,290    76,897

   30          43,219     (*)        (*)        (*)     (*)        (*)       (*)   101,032   101,032   108,104

ASSUMPTIONS:

(1)     NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2)     GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND AN
        ANNUAL $135 ADMINISTRATIVE EXPENSE CHARGE.

(3)     NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS
        INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE
        PROSPECTUS APPENDIX.

(*)     UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


               $25,000 INITIAL PREMIUM: $114,856 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: SIMPLIFIED ISSUE: AGE 45

                                 CURRENT VALUES

                             0% HYPOTHETICAL              6% HYPOTHETICAL              12% HYPOTHETICAL
                         GROSS INVESTMENT RETURN      GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN

           PREMIUMS
          PAID PLUS              CASH                          CASH                          CASH
 POLICY    INTEREST    CASH      SURR      DEATH     CASH      SURR      DEATH     CASH      SURR      DEATH
  YEAR      AT 5%      VALUE    VALUE     BENEFIT    VALUE    VALUE     BENEFIT    VALUE     VALUE    BENEFIT
    1          26,250  24,174     22,049    114,856  25,636     23,511   114,856    27,097    24,972   114,856

    2          27,563  23,291     21,166    114,856  26,223     24,098   114,856    29,328    27,203   114,856

    3          28,941  22,397     20,397    114,856  26,810     24,810   114,856    31,759    29,759   114,856

    4          30,388  21,492     19,492    114,856  27,396     25,396   114,856    34,411    32,411   114,856

    5          31,907  20,572     18,697    114,856  27,978     26,103   114,856    37,306    35,431   114,856

    6          33,502  19,633     17,883    114,856  28,553     26,803   114,856    40,467    38,717   114,856

    7          35,178  18,669     17,169    114,856  29,116     27,616   114,856    43,920    42,420   114,856

    8          36,936  17,675     16,425    114,856  29,663     28,413   114,856    47,693    46,443   114,856

    9          38,783  16,643     15,643    114,856  30,186     29,186   114,856    51,817    50,817   114,856

   10          40,722  15,567     15,567    114,856  30,681     30,681   114,856    56,332    56,332   114,856

   15          51,973   9,584      9,584    114,856  33,146     33,146   114,856    87,888    87,888   117,770

   20          66,332   1,510      1,510    114,856  34,297     34,297   114,856   138,873   138,873   169,425

   25          84,659     (*)        (*)        (*)  32,091     32,091   114,856   219,214   219,214   254,289

   30         108,049     (*)        (*)        (*)  21,069     21,069   114,856   346,030   346,030   370,252

ASSUMPTIONS:

(1)     NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2)     CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND AN ANNUAL
        $50 ADMINISTRATIVE EXPENSE CHARGE.

(3)     NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS
        INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE
        PROSPECTUS APPENDIX.

(*)     UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


               $25,000 INITIAL PREMIUM: $114,856 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: SIMPLIFIED ISSUE: AGE 45

                                GUARANTEED VALUES

                             0% HYPOTHETICAL              6% HYPOTHETICAL              12% HYPOTHETICAL
                         GROSS INVESTMENT RETURN      GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN

           PREMIUMS
          PAID PLUS              CASH                          CASH                          CASH
 POLICY    INTEREST    CASH      SURR      DEATH     CASH      SURR      DEATH     CASH      SURR      DEATH
  YEAR      AT 5%      VALUE    VALUE     BENEFIT    VALUE    VALUE     BENEFIT    VALUE     VALUE    BENEFIT
    1          26,250  24,010     21,885    114,856  25,465     23,340   114,856    26,920    24,795   114,856

    2          27,563  22,932     20,807    114,856  25,837     23,712   114,856    28,914    26,789   114,856

    3          28,941  21,839     19,839    114,856  26,189     24,189   114,856    31,070    29,070   114,856

    4          30,388  20,726     18,726    114,856  26,515     24,515   114,856    33,402    31,402   114,856

    5          31,907  19,589     17,714    114,856  26,813     24,938   114,856    35,927    34,052   114,856

    6          33,502  18,421     16,671    114,856  27,075     25,325   114,856    38,663    36,913   114,856

    7          35,178  17,215     15,715    114,856  27,293     25,793   114,856    41,626    40,126   114,856

    8          36,936  15,959     14,709    114,856  27,457     26,207   114,856    44,836    43,586   114,856

    9          38,783  14,642     13,642    114,856  27,555     26,555   114,856    48,317    47,317   114,856

   10          40,722  13,254     13,254    114,856  27,577     27,577   114,856    52,095    52,095   114,856

   15          51,973   4,962      4,962    114,856  26,531     26,531   114,856    78,002    78,002   114,856

   20          66,332     (*)        (*)        (*)  20,838     20,838   114,856   119,657   119,657   145,981

   25          84,659     (*)        (*)        (*)   4,679      4,679   114,856   183,457   183,457   212,810

   30         108,049     (*)        (*)        (*)     (*)        (*)       (*)   281,552   281,552   301,260

ASSUMPTIONS:

(1)     NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2)     GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND AN
        ANNUAL $75 ADMINISTRATIVE EXPENSE CHARGE.

(3)     NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS
        INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE
        PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


               $100,000 INITIAL PREMIUM: $306,283 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 55

                                 CURRENT VALUES

                             0% HYPOTHETICAL               6% HYPOTHETICAL               12% HYPOTHETICAL
                         GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN

           PREMIUMS
          PAID PLUS              CASH                          CASH                            CASH
 POLICY    INTEREST    CASH      SURR      DEATH      CASH     SURR      DEATH      CASH       SURR      DEATH
  YEAR      AT 5%      VALUE    VALUE     BENEFIT    VALUE     VALUE    BENEFIT     VALUE     VALUE     BENEFIT
    1         105,000  96,836     88,336    306,283  102,691    94,191    306,283   108,548    100,048   306,283

    2         110,250  93,571     85,071    306,283  105,349    96,849    306,283   117,822    109,322   306,283

    3         115,763  90,250     82,250    306,283  108,023   100,023    306,283   127,957    119,957   306,283

    4         121,551  86,860     78,860    306,283  110,707   102,707    306,283   139,044    131,044   306,283

    5         127,628  83,384     75,884    306,283  113,391   105,891    306,283   151,185    143,685   306,283

    6         134,010  79,805     72,805    306,283  116,067   109,067    306,283   164,497    157,497   306,283

    7         140,710  76,105     70,105    306,283  118,726   112,726    306,283   179,113    173,113   306,283

    8         147,746  72,256     67,256    306,283  121,349   116,349    306,283   195,180    190,180   306,283

    9         155,133  68,229     64,229    306,283  123,922   119,922    306,283   212,872    208,872   306,283

   10         162,889  63,997     63,997    306,283  126,430   126,430    306,283   232,394    232,394   306,283

   15         207,893  39,461     39,461    306,283  139,732   139,732    306,283   368,719    368,719   427,714

   20         265,330   2,589      2,589    306,283  149,098   149,098    306,283   586,184    586,184   627,217

   25         338,635     (*)        (*)        (*)  146,527   146,527    306,283   934,517    934,517   981,243

   30         432,194     (*)        (*)        (*)  108,303   108,303    306,283 1,478,079  1,478,079 1,551,983

ASSUMPTIONS:

(1)     NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2)     CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND AN ANNUAL
        $50 ADMINISTRATIVE EXPENSE CHARGE.

(3)     NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS
        INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE
        PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


               $100,000 INITIAL PREMIUM: $306,283 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 55

                                GUARANTEED VALUES

                             0% HYPOTHETICAL               6% HYPOTHETICAL               12% HYPOTHETICAL
                         GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN

           PREMIUMS
          PAID PLUS              CASH                          CASH                            CASH
 POLICY    INTEREST    CASH      SURR      DEATH      CASH     SURR      DEATH      CASH       SURR      DEATH
  YEAR      AT 5%      VALUE    VALUE     BENEFIT    VALUE     VALUE    BENEFIT     VALUE     VALUE     BENEFIT
    1         105,000  95,948     87,448    306,283  101,775    93,275    306,283   107,604     99,104   306,283

    2         110,250  91,708     83,208    306,283  103,374    94,874    306,283   115,732    107,232   306,283

    3         115,763  87,336     79,336    306,283  104,857    96,857    306,283   124,525    116,525   306,283

    4         121,551  82,805     74,805    306,283  106,202    98,202    306,283   134,051    126,051   306,283

    5         127,628  78,081     70,581    306,283  107,381    99,881    306,283   144,385    136,885   306,283

    6         134,010  73,125     66,125    306,283  108,360   101,360    306,283   155,616    148,616   306,283

    7         140,710  67,894     61,894    306,283  109,104   103,104    306,283   167,850    161,850   306,283

    8         147,746  62,323     57,323    306,283  109,560   104,560    306,283   181,201    176,201   306,283

    9         155,133  56,345     52,345    306,283  109,670   105,670    306,283   195,814    191,814   306,283

   10         162,889  49,889     49,889    306,283  109,374   109,374    306,283   211,866    211,866   306,283

   15         207,893   7,926      7,926    306,283  101,127   101,127    306,283   325,428    325,428   377,496

   20         265,330     (*)        (*)        (*)   65,518    65,518    306,283   503,621    503,621   538,875

   25         338,635     (*)        (*)        (*)      (*)       (*)        (*)   783,619    783,619   822,800

   30         432,194     (*)        (*)        (*)      (*)       (*)        (*) 1,204,998  1,204,998 1,265,248

ASSUMPTIONS:

(1)     NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2)     GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND AN
        ANNUAL $75 ADMINISTRATIVE EXPENSE CHARGE.

(3)     NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS
        INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE
        PROSPECTUS APPENDIX.

(*)     UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


               $100,000 INITIAL PREMIUM: $211,021 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 65

                                 CURRENT VALUES

                             0% HYPOTHETICAL               6% HYPOTHETICAL                12% HYPOTHETICAL
                         GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN         GROSS INVESTMENT RETURN

           PREMIUMS
          PAID PLUS              CASH                           CASH                             CASH
 POLICY    INTEREST    CASH      SURR      DEATH      CASH      SURR      DEATH      CASH        SURR      DEATH
  YEAR      AT 5%      VALUE    VALUE     BENEFIT     VALUE     VALUE    BENEFIT     VALUE      VALUE     BENEFIT
    1         105,000  96,508     88,008    211,021   102,374    93,874   211,021     108,241     99,741    211,021

    2         110,250  92,854     84,354    211,021   104,682    96,812   211,021     117,213    108,713    211,021

    3         115,763  89,070     81,070    211,021   106,972    98,972   211,021     127,070    119,070    211,021

    4         121,551  85,137     77,137    211,021   109,240   101,240   211,021     137,933    129,933    211,021

    5         127,628  81,027     73,527    211,021   111,476   103,976   211,021     149,939    142,439    211,021

    6         134,010  76,704     69,704    211,021   113,668   106,668   211,021     163,251    156,251    211,021

    7         140,710  72,123     66,123    211,021   115,796   109,796   211,021     178,060    172,060    211,021

    8         147,746  67,225     62,225    211,021   117,840   112,840   211,021     194,591    189,591    215,996

    9         155,133  61,951     57,951    211,021   119,777   115,777   211,021     212,875    208,875    232,034

   10         162,889  56,238     56,238    211,021   121,591   121,591   211,021     232,962    232,962    249,269

   15         207,893  16,637     16,637    211,021   129,219   129,219   211,021     371,196    371,196    389,756

   20         265,330     (*)        (*)        (*)   124,397   124,397   211,021     586,902    586,902    616,247

   25         338,635     (*)        (*)        (*)    77,122    77,122   211,021     915,212    915,212    960,973

   30         432,194     (*)        (*)        (*)       (*)       (*)       (*)   1,430,336  1,430,336  1,444,639


ASSUMPTIONS:

(1)     NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2)     CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND AN ANNUAL
        $50 ADMINISTRATIVE EXPENSE CHARGE.

(3)     NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS
        INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE
        PROSPECTUS APPENDIX.

(*)     UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


               $100,000 INITIAL PREMIUM: $211,021 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 65

                                GUARANTEED VALUES

                             0% HYPOTHETICAL               6% HYPOTHETICAL                12% HYPOTHETICAL
                         GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN         GROSS INVESTMENT RETURN

           PREMIUMS
          PAID PLUS              CASH                           CASH                             CASH
 POLICY    INTEREST    CASH      SURR      DEATH      CASH      SURR      DEATH      CASH        SURR      DEATH
  YEAR      AT 5%      VALUE    VALUE     BENEFIT     VALUE     VALUE    BENEFIT     VALUE      VALUE     BENEFIT
    1         105,000  95,130     86,630    211,021   100,970    92,470   211,021     106,812     98,312    211,021

    2         110,250  89,907     81,407    211,021   101,644    93,144   211,021     114,088    105,588    211,021

    3         115,763  84,356     76,356    211,021   102,066    94,066   211,021     121,987    113,987    211,021

    4         121,551  78,419     70,419    211,021   102,196    94,196   211,021     130,609    122,609    211,021

    5         127,628  72,016     64,516    211,021   101,980    94,480   211,021     140,072    132,572    211,021

    6         134,010  65,041     58,041    211,021   101,345    94,345   211,021     150,520    143,520    211,021

    7         140,710  57,359     51,359    211,021   100,195    94,195   211,021     162,134    156,134    211,021

    8         147,746  48,791     43,791    211,021    98,404    93,404   211,021     175,149    170,149    211,021

    9         155,133  39,127     35,127    211,021    95,825    91,825   211,021     189,878    185,878    211,021

   10         162,889  28,128     28,128    211,021    92,288    92,288   211,021     206,608    206,608    221,071

   15         207,893     (*)        (*)        (*)    53,214    53,214   211,021     321,185    321,185    337,245

   20         265,330     (*)        (*)        (*)       (*)       (*)       (*)     493,610    493,610    518,290

   25         338,635     (*)        (*)        (*)       (*)       (*)       (*)     744,737    744,737    781,974

   30         432,194     (*)        (*)        (*)       (*)       (*)       (*)   1,132,229  1,132,229  1,143,551



ASSUMPTIONS:

(1)     NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2)     GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND AN
        ANNUAL $75 ADMINISTRATIVE EXPENSE CHARGE.

(3)     NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS
        INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE
        PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          Independent Auditors' Report



The Board of Directors of Nationwide Life and Annuity Insurance Company and
   Contract Owners of Nationwide VL Separate Account-A:

      We have audited the accompanying statement of assets, liabilities and contract owners' equity of Nationwide VL Separate Account-A as of December 31, 1997, and the related statements of operations and changes in contract owners' equity and schedules of changes in unit value for each of the years in the three year period then ended. These financial statements and schedules of changes in unit value are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules of changes in unit value based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and schedules of changes in unit value are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and schedules of changes in unit value referred to above present fairly, in all material respects, the financial position of Nationwide VL Separate Account-A as of December 31, 1997, and the results of its operations and its changes in contract owners' equity and schedules of changes in unit value for each of the years in the three year period then ended in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Columbus, Ohio
February 6, 1998

                        NATIONWIDE VL SEPARATE ACCOUNT-A

          STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY

                                DECEMBER 31, 1997



ASSETS:

   Investments at market value:

      American Century VP - American Century VP Advantage (ACVPAdv)
         65,673 shares (cost $340,971) ............................       $433,439

      Fidelity VIP - Growth Portfolio (FidVIPGr)
         1,145 shares (cost $29,326) ..............................         42,484

      Nationwide SAT - Capital Appreciation Fund (NSATCapAp)
         427 shares (cost $8,167) .................................          9,058

      Nationwide SAT - Government Bond Fund (NSATGvtBd)
         1,238 shares (cost $13,601) ..............................         14,091

      Nationwide SAT - Money Market Fund (NSATMyMkt)
         1,125 shares (cost $1,125) ...............................          1,125

      Nationwide SAT - Total Return Fund (NSATTotRe)
         1,231 shares (cost $15,685) ..............................         20,160

      Neuberger & Berman AMT - Balanced Portfolio (NBAMTBal)
         623 shares (cost $9,748) .................................         11,083
                                                                          --------

            Total investments .....................................        531,440

   Accounts receivable ............................................             68
                                                                          --------

            Total assets ..........................................        531,508

ACCOUNTS PAYABLE ..................................................             --
                                                                          --------

CONTRACT OWNERS' EQUITY ...........................................       $531,508
                                                                          ========

                                                                                                                          ANNUAL
Contract owners' equity represented by:                            UNITS          UNIT VALUE                              RETURN
                                                                   -----          ----------                              -------

Multiple Payment Contracts and Flexible Premium Contracts:

      American Century VP -
        American Century VP Advantage ....................             511      $     15.906088       $     8,128             12%

      American Century VP -
        American Century VP Advantage
          Initial Funding by Depositor (note 1a) .........          25,000            17.013707           425,343             13%

      Fidelity VIP - Growth Portfolio ....................           1,734            24.509547            42,500             22%

      Nationwide SAT - Capital Appreciation Fund .........             368            24.563746             9,039             33%

      Nationwide SAT - Government Bond Fund ..............             841            16.735906            14,075              9%

      Nationwide SAT - Money Market Fund .................              88            12.754301             1,122              4%

      Nationwide SAT - Total Return Fund .................             716            28.233403            20,215             28%

      Neuberger & Berman AMT -
        Balanced Portfolio ...............................             593            18.694343            11,086             19%
                                                                 =========      ===============        ----------

                                                                                                       $  531,508
                                                                                                       ==========

See accompanying notes to financial statements.

                        NATIONWIDE VL SEPARATE ACCOUNT-A
         STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995



                                                                1997             1996             1995
                                                              ---------        ---------        ---------
INVESTMENT ACTIVITY:
   Reinvested dividends .................................     $   8,040           10,646           12,757
   Mortality and expense charges (note 3) ...............          (795)            (722)            (621)
                                                              ---------        ---------        ---------
      Net investment activity ...........................         7,245            9,924           12,136
                                                              ---------        ---------        ---------

   Proceeds from mutual fund shares sold ................        33,699           16,003           36,212
   Cost of mutual funds sold ............................       (28,831)         (14,209)         (35,326)
                                                              ---------        ---------        ---------
      Realized gain on investments ......................         4,868            1,794              886
   Change in unrealized gain on investments .............        29,307            8,266           53,488
                                                              ---------        ---------        ---------
      Net gain on investments ...........................        34,175           10,060           54,374
                                                              ---------        ---------        ---------
   Reinvested capital gains .............................        23,407           21,139              694
                                                              ---------        ---------        ---------
         Net increase in contract owners'
            equity resulting from operations ............        64,827           41,123           67,204
                                                              ---------        ---------        ---------

EQUITY TRANSACTIONS:
   Purchase payments received from contract owners ......        14,070           24,097           36,589
   Surrenders ...........................................       (23,075)          (6,042)            (164)
   Policy loans (net of repayments) (note 4) ............        13,620            3,498          (23,321)
   Deductions for surrender charges (note 2d) ...........        (4,334)              --               --
   Redemptions to pay cost of insurance charges
      and administration charges (notes 2b and 2c) ......        (8,935)         (12,114)         (12,670)
                                                              ---------        ---------        ---------
         Net increase (decrease) in equity transactions..        (8,654)           9,439              434
                                                              ---------        ---------        ---------

NET CHANGE IN CONTRACT OWNERS' EQUITY ...................        56,173           50,562           67,638
CONTRACT OWNERS' EQUITY BEGINNING OF PERIOD .............       475,335          424,773          357,135
                                                              ---------        ---------        ---------
CONTRACT OWNERS' EQUITY END OF PERIOD ...................     $ 531,508          475,335          424,773
                                                              =========        =========        =========



See accompanying notes to financial statements.

                        NATIONWIDE VL SEPARATE ACCOUNT-A

                          NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 1997, 1996 AND 1995



(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a) Organization and Nature of Operations

         Nationwide VL Separate Account-A (the Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life and Annuity Insurance Company (the Company) on August 8, 1984. The Account has been registered as a unit investment trust under the Investment Company Act of 1940. On August 21, 1991, the Company (Depositor) transferred to the Account, 50,000 shares of the American Century VP -- American Century VP Advantage fund for which the Account was credited with 25,000 accumulation units. The value of the accumulation units purchased by the Company on August 21, 1991 was $250,000.

         The Company offers Modified Single Premium, Multiple Payment and Flexible Premium Variable Life Insurance Policies through the Account. The primary distribution for the contracts is through banks and other financial institutions; however, other distributors may be utilized.

     (b) The Contracts

         Only contracts with a front-end sales charge, a contingent deferred sales charge and certain other fees, have been offered for purchase. Additionally, contracts without a front-end sales charge, but with a contingent deferred sales charge and certain other fees, have been offered for purchase. See note 2 for a discussion of policy charges and note 3 for asset charges.

         Contract owners may invest in the following:

              Portfolio of the American Century Variable Portfolios, Inc.
                (American Century VP);
                American Century VP - American Century VP Advantage (ACVPAdv)

              Portfolio of the Fidelity Variable Insurance Products Fund
                (Fidelity VIP);
                Fidelity VIP - Growth Portfolio (FidVIPGr)

              Funds of the Nationwide Separate Account Trust (Nationwide SAT)
                (managed for a fee by an affiliated investment advisor); Nationwide SAT - Capital Appreciation Fund (NSATCapAp) Nationwide SAT - Government Bond Fund (NSATGvtBd)
                Nationwide SAT - Money Market Fund (NSATMyMkt)
                Nationwide SAT - Total Return Fund (NSATTotRe)

              Portfolio of the Neuberger & Berman Advisers Management Trust
                (Neuberger & Berman AMT);
                Neuberger & Berman AMT - Balanced Portfolio (NBAMTBal)

         At December 31, 1997, contract owners have invested in all of the above funds. The contract owners' equity is affected by the investment results of each fund, equity transactions by contract owners and certain policy charges (see notes 2 and 3). The accompanying financial statements include only contract owners' purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar investment options, the latter being included in the accounts of the Company.

     (c) Security Valuation, Transactions and Related Investment Income

         The market value of the underlying mutual funds is based on the closing net asset value per share at December 31, 1997. The cost of investments sold is determined on the specific identification basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date.

     (d) Federal Income Taxes

         Operations of the Account form a part of, and are taxed with, operations of the Company, which is taxed as a life insurance company under the Internal Revenue Code.

         The Company does not provide for income taxes within the Account. Taxes are the responsibility of the contract owner upon termination or withdrawal.

     (e) Use of Estimates in the Preparation of Financial Statements

         The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (f) Reclassifications

         Certain 1996 and 1995 amounts have been reclassified to conform with the current period presentation.

(2)  POLICY CHARGES

     (a) Deductions from Premiums

         For single premium contracts, no deduction is made from any premium at the time of payment. On multiple payment contracts and flexible premium contracts, the Company deducts a charge for state premium taxes equal to 2.5% of all premiums received to cover the payment of these premium taxes. The Company also deducts a sales load from each premium payment received not to exceed 3.5% of each premium payment. The Company may at its sole discretion reduce this sales loading.

     (b) Cost of Insurance

         A cost of insurance charge is assessed monthly against each contract by liquidating units. The amount of the charge is based upon age, sex, rate class and net amount at risk (death benefit less total contract value).

     (c) Administrative Charges

         For multiple payment contracts, the Company currently deducts a monthly administrative charge of $5 (may deduct up to $7.50, maximum) to recover policy maintenance, accounting, record keeping and other administrative expenses.

         For flexible premium contracts, the Company currently deducts a monthly administrative charge of $12.50 during the first policy year and $5 per month thereafter (may deduct up to $7.50, maximum) to recover policy maintenance, accounting, record keeping and other administrative expenses. Additionally, the Company deducts an increase charge of $2.04 per year per $1,000 applied to any increase in the specified amount during the first 12 months after the increase becomes effective.

         For single premium contracts, the Company deducts an annual administrative charge which is determined as follows:

              Purchase payments totaling less than $25,000 - $90/year

              Purchase payments totaling $25,000 or more - $50/year

              The above charges are assessed against each contract by liquidating units.

              No charges were deducted from the initial funding, or from the earnings thereon.

     (d) Surrender Charges

         Policy surrenders result in a redemption of the contract value from the Account and payment of the surrender proceeds to the contract owner or designee. The surrender proceeds consist of the contract value, less any outstanding policy loans, and less a surrender charge, if applicable. The charge is determined according to contract type.

         For multiple payment contracts and flexible premium contracts, the amount charged is determined based upon a specified percentage of the initial surrender charge, which varies by issue age, sex and rate class. The charge is 100% of the initial surrender charge in the first year, declining to 0% after the ninth year.

         For single premium contracts, the charge is determined based upon a specified percentage of the original purchase payment. The charge is 8.5% in the first year, and declines to 0% after the ninth year.

(3) ASSET CHARGES

     For multiple payment contracts and flexible premium contracts, the Company deducts charges from the contract to cover mortality and expense risk charges related to operations, and to recover policy maintenance charges. The charge is equal to an annual rate of .80%, with certain exceptions.

     For single premium contracts, the Company deducts a charge from the contract to cover mortality and expense risk charges related to operations, and to recover policy maintenance and premium tax charges. The charge is equal to an annual rate of 1.30% during the first ten policy years, and 1.00% thereafter. At this time no single premium contracts are in force.

     The above charges are assessed through the daily unit value calculation. No charges are deducted from the initial funding, or from earnings thereon.

(4)  POLICY LOANS (NET OF REPAYMENTS)

     Contract provisions allow contract owners to borrow up to 90% of a policy's cash surrender value. On each policy anniversary following the initial loan, 6% interest is due and payable to the Company.

     At the time the loan is granted, the amount of the loan is transferred from the Account to the Company's general account as collateral for the outstanding loan. Collateral amounts in the general account are credited with the stated rate of interest in effect at the time the loan is made, subject to a guaranteed minimum rate. Loan repayments result in a transfer of collateral, including interest, back to the Account.

(5)  RELATED PARTY TRANSACTIONS

     The Company performs various services on behalf of the Mutual Fund Companies in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.

(6)  SCHEDULE I

     Schedule I presents the components of the change in the unit values, which are the basis for contract owners' equity. This schedule is presented in the following format:

         -    Beginning unit value - Jan. 1

         -    Reinvested capital gains and dividends
              (This amount reflects the increase in the unit value due to capital gain and dividend distributions from the underlying mutual funds.)

         -    Unrealized gain (loss)
              (This amount reflects the increase (decrease) in the unit value resulting from the market appreciation (depreciation) of the underlying mutual funds.)

         -    Asset charges
              (This amount reflects the decrease in the unit value due to the charges discussed in note 3.)

         -    Ending unit value - Dec. 31

         -    Percentage increase (decrease) in unit value.

                                                                      SCHEDULE I
                        NATIONWIDE VL SEPARATE ACCOUNT-A

            MULTIPLE PAYMENT CONTRACTS AND FLEXIBLE PREMIUM CONTRACTS

                       SCHEDULES OF CHANGES IN UNIT VALUE

                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                                       ACVPAdv              ACVPAdv(+)         FidVIPGr           NSATCapAp           NSATGvtBd
                                     ------------         ------------       ------------        ------------        ------------
1997
Beginning unit value - Jan. 1        $  14.210999            15.079515          20.008196           18.410667           15.383251
                                     ------------         ------------       ------------        ------------        ------------

Reinvested capital gains
and dividends                             .999595             1.062482            .738304             .749108             .983193
                                     ------------         ------------       ------------        ------------        ------------

Unrealized gain (loss)                    .816206              .871710           3.943560            5.577539             .496554
                                     ------------         ------------       ------------        ------------        ------------

Asset charges                            (.120712)             .000000           (.180513)           (.173568)           (.127092)
                                     ------------         ------------       ------------        ------------        ------------

Ending unit value - Dec. 31          $  15.906088            17.013707          24.509547           24.563746           16.735906
                                     ------------         ------------       ------------        ------------        ------------

Percentage increase (decrease)
in unit value*                                 12%                  13%                22%                 33%                  9%
                                     ============         ============       ============        ============        ============


1996
Beginning unit value - Jan. 1        $  13.112917            13.802855          17.583952           14.713230           14.984933
                                     ------------         ------------       ------------        ------------        ------------

Reinvested capital gains
and dividends                             .945920              .998314           1.263661             .766553             .930103
                                     ------------         ------------       ------------        ------------        ------------

Unrealized gain (loss)                    .260998              .278346           1.312893            3.061949            (.412550)
                                     ------------         ------------       ------------        ------------        ------------

Asset charges                            (.108836)             .000000           (.152310)           (.131065)           (.119235)
                                     ------------         ------------       ------------        ------------        ------------

Ending unit value - Dec. 31          $  14.210999            15.079515          20.008196           18.410667           15.383251
                                     ------------         ------------       ------------        ------------        ------------

Percentage increase (decrease)
in unit value*                                  8%                   9%                14%                 25%                  3%
                                     ============         ============       ============        ============        ============


1995
Beginning unit value - Jan. 1        $  11.321934            11.822996          13.094007           11.465403           12.720514
                                     ------------         ------------       ------------        ------------        ------------

Reinvested capital gains
and dividends                             .411556              .431938            .072389             .653781             .903001
                                     ------------         ------------       ------------        ------------        ------------

Unrealized gain (loss)                   1.477165             1.547921           4.544905            2.696528            1.472503
                                     ------------         ------------       ------------        ------------        ------------

Asset charges                            (.097738)             .000000           (.127349)           (.102482)           (.111085)
                                     ------------         ------------       ------------        ------------        ------------

Ending unit value - Dec. 31          $  13.112917            13.802855          17.583952           14.713230           14.984933
                                     ------------         ------------       ------------        ------------        ------------

Percentage increase (decrease)
in unit value*                                 16%                  17%                34%                 28%                 18%
                                     ============         ============       ============        ============        ============

                                           NSATMyMkt          NSATTotRe            NBAMTBal
                                         ------------        ------------        ------------
1997
Beginning unit value - Jan. 1               12.214743           21.988773           15.775523
                                         ------------        ------------        ------------

Reinvested capital gains
and dividends                                 .640005            1.284328            1.058944
                                         ------------        ------------        ------------

Unrealized gain (loss)                        .000000            5.164704            1.999835
                                         ------------        ------------        ------------

Asset charges                                (.100447)           (.204402)           (.139959)
                                         ------------        ------------        ------------

Ending unit value - Dec. 31                 12.754301           28.233403           18.694343
                                         ------------        ------------        ------------

Percentage increase (decrease)
in unit value*                                      4%                 28%                 19%
                                         ============        ============        ============


1996
Beginning unit value - Jan. 1               11.714295           18.192762           14.878481
                                         ------------        ------------        ------------

Reinvested capital gains
and dividends                                 .596995            1.217547            2.281380
                                         ------------        ------------        ------------

Unrealized gain (loss)                        .000000            2.737018           (1.262381)
                                         ------------        ------------        ------------

Asset charges                                (.096547)           (.158554)           (.121957)
                                         ------------        ------------        ------------

Ending unit value - Dec. 31                 12.214743           21.988773           15.775523
                                         ------------        ------------        ------------

Percentage increase (decrease)
in unit value*                                      4%                 21%                  6%
                                         ============        ============        ============


1995
Beginning unit value - Jan. 1               11.176411           14.205723           12.118394
                                         ------------        ------------        ------------

Reinvested capital gains
and dividends                                 .629782            1.413734             .308616
                                         ------------        ------------        ------------

Unrealized gain (loss)                        .000000            2.703396            2.562255
                                         ------------        ------------        ------------

Asset charges                                (.091898)           (.130091)           (.110784)
                                         ------------        ------------        ------------

Ending unit value - Dec. 31                 11.714295           18.192762           14.878481
                                         ------------        ------------        ------------

Percentage increase (decrease)
in unit value*                                      5%                 28%                 23%
                                         ============        ============        ============


* An annualized rate of return cannot be determined as asset charges do not include the policy charges discussed in note 2.

+ For Depositor, see note 1a.

See note 6.

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
Nationwide Life and Annuity Insurance Company:


We have audited the accompanying balance sheets of Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of Nationwide Life Insurance Company, as of December 31, 1997 and 1996, and the related statements of income, shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nationwide Life and Annuity Insurance Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                     KPMG Peat Marwick LLP


Columbus, Ohio
January 30, 1998

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                                 Balance Sheets

                           December 31, 1997 and 1996
                                ($000's omitted)

                                         Assets                                            1997               1996
                                         ------                                         ----------        ------------
Investments:
  Securities available-for-sale, at fair value:
    Fixed maturity securities                                                           $  796,919         $  648,076
    Equity securities                                                                       14,767             12,254
  Mortgage loans on real estate, net                                                       218,852            150,997
  Real estate, net                                                                           2,824              1,090
  Policy loans                                                                                 215                126
  Short-term investments                                                                    18,968                492
                                                                                        ----------         ----------
                                                                                         1,052,545            813,035
                                                                                        ----------         ----------

Cash                                                                                         5,163              4,296
Accrued investment income                                                                   10,778              9,189
Deferred policy acquisition costs                                                           30,087             16,168
Other assets                                                                                15,624             37,482
Assets held in Separate Accounts                                                           891,101            486,251
                                                                                        ----------         ----------
                                                                                        $2,005,298         $1,366,421
                                                                                        ==========         ==========

                          Liabilities and Shareholder's Equity
                          ------------------------------------
Future policy benefits and claims                                                       $  986,191         $   80,720
Funds withheld under coinsurance agreement with affiliate                                       --            679,571
Other liabilities                                                                           29,426             35,842
Liabilities related to Separate Accounts                                                   891,101            486,251
                                                                                        ----------         ----------
                                                                                         1,906,718          1,282,384
                                                                                        ----------         ----------

Commitments (notes 6 and 7)

Shareholder's equity:
  Common stock, $40 par value.  Authorized, issued and outstanding 66,000 shares             2,640              2,640
  Additional paid-in capital                                                                52,960             52,960
  Retained earnings                                                                         35,812             25,209
  Unrealized gains on securities available-for-sale, net                                     7,168              3,228
                                                                                        ----------         ----------
                                                                                            98,580             84,037
                                                                                        ----------         ----------
                                                                                        $2,005,298         $1,366,421
                                                                                        ==========         ==========



See accompanying notes to finanacial statements.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                              Statements of Income

                  Years ended December 31, 1997, 1996 and 1995
                                ($000's omitted)

                                                                                  1997            1996           1995
                                                                                  ----            ----           ----
Revenues:
  Investment product and universal life insurance product policy charges       $ 11,244         $  6,656         $  4,322
  Traditional life insurance premiums                                               363              246              674
  Net investment income                                                          11,577           51,045           49,108
  Realized losses on investments                                                   (246)              (3)            (702)
  Other income                                                                    1,057               --               --
                                                                               --------         --------         --------
                                                                                 23,995           57,944           53,402
                                                                               --------         --------         --------
Benefits and expenses:
  Interest credited to policyholder account balances                              3,948           34,711           33,276
  Other benefits and claims                                                         433              813              904
  Amortization of deferred policy acquisition costs                               1,402            7,380            5,508
  Other operating expenses                                                        1,860            7,247            6,567
                                                                               --------         --------         --------
                                                                                  7,643           50,151           46,255
                                                                               --------         --------         --------

    Income before federal income tax expense                                     16,352            7,793            7,147

Federal income tax expense                                                        5,749            2,707            2,373
                                                                               --------         --------         --------

    Net income                                                                 $ 10,603         $  5,086         $  4,774
                                                                               ========         ========         ========

See accompanying notes to finanacial statements.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                       Statements of Shareholder's Equity

                  Years ended December 31, 1997, 1996 and 1995
                                ($000's omitted)

                                                                                      Unrealized
                                                                                     gains (losses)
                                                           Additional                 on securities      Total
                                                 Common     paid-in     Retained      available-for-  shareholder's
                                                  stock     capital     earnings       sale, net         equity
                                                  -----     -------     --------       ---------         ------
December 31, 1994                                $2,640     $52,960     $15,349         $(3,703)        $ 67,246

  Net income                                         --          --       4,774              --            4,774
  Unrealized gains on securities available-
    for-sale, net                                    --          --          --           8,157            8,157
                                                 ------     -------     -------         -------         --------
December 31, 1995                                 2,640      52,960      20,123           4,454           80,177

  Net income                                         --          --       5,086              --            5,086
  Unrealized losses on securities available-
    for-sale, net                                    --          --          --          (1,226)          (1,226)
                                                 ------     -------     -------         -------         --------
December 31, 1996                                 2,640      52,960      25,209           3,228           84,037

  Net income                                         --          --      10,603              --           10,603
  Unrealized gains on securities available-
    for-sale, net                                    --          --          --           3,940            3,940
                                                 ------     -------     -------         -------         --------
December 31, 1997                                $2,640     $52,960     $35,812         $ 7,168         $ 98,580
                                                 ======     =======     =======         =======         ========


See accompanying notes to finanacial statements.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                            Statements of Cash Flows

                  Years ended December 31, 1997, 1996 and 1995
                                ($000's omitted)

                                                                              1997           1996           1995
                                                                              ----           ----           ----
Cash flows from operating activities:
  Net income                                                               $  10,603      $   5,086      $  4,774
  Adjustments to reconcile net income to net cash provided by operating activities:
      Interest credited to policyholder account balances                       3,948         34,711        33,276
      Capitalization of deferred policy acquisition costs                    (20,099)       (19,987)       (6,754)
      Amortization of deferred policy acquisition costs                        1,402          7,380         5,508
      Commission and expense allowances under coinsurance
        agreement with affiliate                                                  --         26,473            --
      Amortization and depreciation                                              250          1,721           878
      Realized losses on invested assets, net                                    246              3           702
      Increase in accrued investment income                                   (1,589)          (725)         (423)
      Decrease (increase) in other assets                                     21,858        (32,539)           62
      Increase (decrease) in policy liabilities and funds withheld
        on coinsurance agreement with affiliate                              228,898         (7,101)          627
      (Decrease) increase in other liabilities                                (7,488)        23,198         1,427
                                                                           ---------      ---------      --------
          Net cash provided by operating activities                          238,029         38,220        40,077
                                                                           ---------      ---------      --------

Cash flows from investing activities:
  Proceeds from maturity of securities available-for-sale                     95,366         73,966        41,729
  Proceeds from sale of securities available-for-sale                         30,431          2,480         3,070
  Proceeds from maturity of fixed maturity securities held-to-maturity            --             --        11,251
  Proceeds from repayments of mortgage loans on real estate                   15,199         10,975         8,673
  Proceeds from sale of real estate                                               --             --           655
  Proceeds from repayments of policy loans                                        67             23            50
  Cost of securities available-for-sale acquired                            (267,899)      (179,671)      (79,140)
  Cost of fixed maturity securities held-to maturity acquired                     --             --        (8,000)
  Cost of mortgage loans on real estate acquired                             (84,736)       (57,395)      (18,000)
  Cost of real estate acquired                                                   (13)            --           (10)
  Policy loans issued                                                           (155)           (55)          (66)
  Short-term investments, net                                                (18,476)         4,352        (4,479)
                                                                           ---------      ---------      --------
          Net cash used in investing activities                             (230,216)      (145,325)      (44,267)
                                                                           ---------      ---------      --------

Cash flows from financing activities:
  Increase in investment product and universal life insurance
    product account balances                                                   6,952        200,575        46,247
  Decrease in investment product and universal life insurance
    product account balances                                                 (13,898)       (89,174)      (42,057)
                                                                           ---------      ---------      --------
          Net cash (used in) provided by financing activities                 (6,946)       111,401         4,190
                                                                           ---------      ---------      --------

Net increase in cash                                                             867          4,296            --

Cash, beginning of year                                                        4,296             --            --
                                                                           ---------      ---------      --------
Cash, end of year                                                          $   5,163      $   4,296      $
                                                                           =========      =========      ========

See accompanying notes to finanacial statements.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 1997, 1996 and 1995
                                ($000's omitted)

(1)      Organization and Description of Business

         Nationwide Life and Annuity Insurance Company (the Company) is a wholly owned subsidiary of Nationwide Life Insurance Company (NLIC).

         The Company sells primarily fixed and variable rate annuities through banks and other financial institutions. In addition, the Company sells universal life insurance and other interest-sensitive life insurance products and is subject to competition from other financial services providers throughout the United States. The Company is subject to regulation by the Insurance Departments of states in which it is licensed, and undergoes periodic examinations by those departments.


(2)      Summary of Significant Accounting Policies

         The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying financial statements have been prepared in accordance with generally accepted accounting principles, which differ from statutory accounting practices prescribed or permitted by regulatory authorities. An Annual Statement, filed with the Department of Insurance of the State of Ohio (the Department), is prepared on the basis of accounting practices prescribed or permitted by the Department. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no material permitted statutory accounting practices.

         In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.
         Actual results could differ significantly from those estimates.

         The most significant estimates include those used in determining deferred policy acquisition costs, valuation allowances for mortgage loans on real estate and real estate investments and the liability for future policy benefits and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

         (a)  Valuation of Investments and Related Gains and Losses

              The Company is required to classify its fixed maturity securities and equity securities as either held-to-maturity, available-for-sale or trading. Fixed maturity securities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity and are stated at amortized cost. Fixed maturity securities not classified as held-to-maturity and all equity securities are classified as available-for-sale and are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs and deferred federal income tax, reported as a separate component of shareholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized. The Company has no fixed maturity securities classified as held-to-maturity or trading as of December 31, 1997 or 1996.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


              Mortgage loans on real estate are carried at the unpaid principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. The measurement of impaired loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the fair value of the collateral, if the loan is collateral dependent. Loans in foreclosure and loans considered to be impaired are placed on non-accrual status. Interest received on non-accrual status mortgage loans on real estate is included in interest income in the period received.

              Real estate is carried at cost less accumulated depreciation and valuation allowances. Impairment losses are recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount.

              Realized gains and losses on the sale of investments are determined on the basis of specific security identification. Estimates for valuation allowances and other than temporary declines are included in realized gains and losses on investments.

         (b)  Revenues and Benefits

              Investment Products and Universal Life Insurance Products:
              Investment products consist primarily of individual variable and fixed annuities. Universal life insurance products include universal life insurance, variable universal life insurance and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset fees, cost of insurance, policy administration and surrender charges that have been earned and assessed against policy account balances during the period. Policy benefits and claims that are charged to expense include interest credited to policy account balances and benefits and claims incurred in the period in excess of related policy account balances.

              Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

         (c)  Deferred Policy Acquisition Costs

              The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable sales expenses have been deferred. For investment products and universal life insurance products, deferred policy acquisition costs are being amortized with interest over the lives of the policies in relation to the present value of estimated future gross profits from projected interest margins, asset fees, cost of insurance, policy administration and surrender charges. For years in which gross profits are negative, deferred policy acquisition costs are amortized based on the present value of gross revenues. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as described in note 2(a).

         (d)  Separate Accounts

              Separate Account assets and liabilities represent contractholders' funds which have been segregated into accounts with specific investment objectives. The investment income and gains or losses of these accounts accrue directly to the contractholders. The activity of the Separate Accounts is not reflected in the statements of income and cash flows except for the fees the Company receives.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


         (e)  Future Policy Benefits

              Future policy benefits for investment products in the accumulation phase, universal life insurance and variable universal life insurance policies have been calculated based on participants' contributions plus interest credited less applicable contract charges.

         (f)  Federal Income Tax

              The Company files a consolidated federal income tax return with Nationwide Mutual Insurance Company (NMIC). The members of the consolidated tax return group have a tax sharing agreement which provides, in effect, for each member to bear essentially the same federal income tax liability as if separate tax returns were filed.

              The Company utilizes the asset and liability method of accounting for income tax. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce the deferred tax assets to the amounts expected to be realized.

         (g)  Reinsurance Ceded

              Reinsurance revenues ceded and reinsurance recoveries on benefits and expenses incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported on a gross basis.

         (h)  Statements of Cash Flows

              The Company routinely invests its available cash balances in highly liquid, short-term investments with affiliated companies. See note 11. As such, the Company had no cash balance as of December 31, 1995.

         (i)  Recently Issued Accounting Pronouncements

              Statement of Financial Accounting Standards No. 130 - Reporting Comprehensive Income was issued in June 1997 and is effective for fiscal years beginning after December 15, 1997. The statement establishes standards for reporting and display of comprehensive income and its components in a full set of financial statements. Comprehensive income includes all changes in equity during a period except those resulting from investments by shareholders and distributions to shareholders and includes net income. Comprehensive income would be reported in addition to earnings amounts currently presented. The Company will adopt the statement and begin reporting comprehensive income in the first quarter of 1998.

         (j)  Reclassification

              Certain items in the 1996 and 1995 financial statements have been reclassified to conform to the 1997 presentation.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


(3)      Investments

         The amortized cost, gross unrealized gains and losses and estimated fair value of securities available-for-sale as of December 31, 1997 and 1996 were:

                                                                       Gross           Gross
                                                        Amortized    unrealized     unrealized   Estimated
                                                          cost         gains          losses     fair value
                                                          ----         -----          ------     ----------
  December 31, 1997:
  Fixed maturity securities:
    U.S. Treasury securities and obligations of U.S.
      government corporations and agencies               $  5,923     $    109      $     (27)     $  6,005
    Obligations of states and political subdivisions          267            5             --           272
    Debt securities issued by foreign governments           6,077           57             (1)        6,133
    Corporate securities                                  482,478       10,964           (509)      492,933
    Mortgage-backed securities                            285,224        6,458           (106)      291,576
                                                         --------     --------      ---------      --------
        Total fixed maturity securities                   779,969       17,593           (643)      796,919
  Equity securities                                        11,704        3,063             --        14,767
                                                         --------     --------      ---------      --------
                                                         $791,673     $ 20,656      $    (643)     $811,686
                                                         ========     ========      =========      ========

December 31, 1996:
  Fixed maturity securities:
    U.S. Treasury securities and obligations of U.S.
      government corporations and agencies               $  3,695     $      7      $     (78)     $  3,624
    Obligations of states and political subdivisions          269           --             (2)          267
    Debt securities issued by foreign governments           6,129          133             (8)        6,254
    Corporate securities                                  393,371        5,916         (1,824)      397,463
    Mortgage-backed securities                            236,839        4,621           (992)      240,468
                                                         --------     --------      ---------      --------
        Total fixed maturity securities                   640,303       10,677         (2,904)      648,076
  Equity securities                                        10,854        1,540           (140)       12,254
                                                         --------     --------      ---------      --------
                                                         $651,157     $ 12,217      $  (3,044)     $660,330
                                                         ========     ========      =========      ========

         The amortized cost and estimated fair value of fixed maturity securities available-for-sale as of December 31, 1997, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                  Amortized    Estimated
                                                    cost      fair value
                                                    ----      ----------
Fixed maturity securities available-for-sale:
  Due in one year or less                         $ 31,421     $ 31,623
  Due after one year through five years            231,670      235,764
  Due after five years through ten years           175,633      180,174
  Due after ten years                               56,021       57,782
                                                  --------     --------

                                                   494,745      505,343
Mortgage-backed securities                         285,224      291,576
                                                  --------     --------
                                                  $779,969     $796,919
                                                  ========     ========

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


         The components of unrealized gains on securities available-for-sale, net, were as follows as of December 31:


                                                     1997         1996
                                                     ----         ----
Gross unrealized gains                              $20,013      $ 9,173
Adjustment to deferred policy acquisition costs      (8,985)      (4,207)
Deferred federal income tax                          (3,860)      (1,738)
                                                    -------      -------
                                                    $ 7,168      $ 3,228
                                                    =======      =======

         An analysis of the change in gross unrealized gains (losses) on securities available-for-sale and fixed maturity securities held-to-maturity follows for the years ended December 31:

                                                 1997          1996          1995
                                                 ----          ----          ----
Securities available-for-sale:
  Fixed maturity securities                    $ 9,177       $(8,764)      $30,647
  Equity securities                              1,663           249         1,283
Fixed maturity securities held-to-maturity          --            --         3,941
                                               -------       -------       -------
                                               $10,840       $(8,515)      $35,871
                                               =======       =======       =======

         Proceeds from the sale of securities available-for-sale during 1997, 1996 and 1995 were $30,431, $2,480 and $3,070, respectively. During
         1997, gross gains of $825 ($181 and $64 in 1996 and 1995, respectively) and gross losses of $1,124 (none and $6 in 1996 and 1995, respectively) were realized on those sales. See note 11.

         During 1995, the Company transferred fixed maturity securities classified as held-to-maturity with amortized cost of $2,000 to available-for-sale securities due to evidence of a significant deterioration in the issuer's creditworthiness. The transfer of those fixed maturity securities resulted in a gross unrealized loss of $600.

         As permitted by the Financial Accounting Standards Board's Special Report, A Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities, issued in November 1995, the Company transferred all of its fixed maturity securities previously classified as held-to-maturity to available-for-sale. As of December 14, 1995, the date of transfer, the fixed maturity securities had amortized cost of $77,405, resulting in a gross unrealized gain of $1,709.

         The Company had no investments in mortgage loans on real estate considered to be impaired as of December 31, 1997. The recorded investment of mortgage loans on real estate considered to be impaired as of December 31, 1996 was $955, for which the related valuation allowance was $184. During 1997, the average recorded investment in impaired mortgage loans on real estate was approximately $386 ($964 in 1996) and no interest income was recognized on those loans ($16 in
         1996), which is equal to interest income recognized using a cash-basis method of income recognition.

         Activity in the valuation allowance account for mortgage loans on real estate is summarized for the years ended December 31:

                                                        1997      1996
                                                        ----      ----
Allowance, beginning of year                           $ 934      $750
  (Reductions) additions charged to operations           (53)      184
  Direct write-downs charged against the allowance      (131)       --
                                                       -----      ----
Allowance, end of year                                 $ 750      $934
                                                       =====      ====

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


         Real estate is presented at cost less accumulated depreciation of $153 as of December 31, 1997 ($108 as of December 31, 1996) and valuation allowances of $229 as of December 31, 1997 ($229 as of December 31,
         1996).

         The Company has no investments which were non-income producing for the twelve month periods preceding December 31, 1997 and 1996.

         An analysis of investment income by investment type follows for the years ended December 31:


                                                   1997        1996        1995
                                                   ----        ----        ----
Gross investment income:
  Securities available-for-sale:
    Fixed maturity securities                    $53,491     $40,552     $35,093
    Equity securities                                375         598         713
  Fixed maturity securities held-to-maturity          --          --       4,530
  Mortgage loans on real estate                   14,862       9,991       9,106
  Real estate                                        318         214         273
  Short-term investments                             899         507         348
  Other                                               90          57          41
                                                 -------     -------     -------
      Total investment income                     70,035      51,919      50,104
Less:
  Investment expenses                              1,386         874         996
  Net investment income ceded (note 11)           57,072          --          --
                                                 -------     -------     -------
      Net investment income                      $11,577     $51,045     $49,108
                                                 =======     =======     =======

         An analysis of realized gains (losses) on investments, net of valuation allowances, by investment type follows for the years ended December 31:


                                                  1997       1996       1995
                                                  ----       ----       ----
Fixed maturity securities available-for-sale     $(299)     $ 181      $(822)
Mortgage loans on real estate                       53       (184)       110
Real estate and other                               --         --         10
                                                 -----      -----      -----
                                                 $(246)     $  (3)     $(702)
                                                 =====      =====      =====

         Fixed maturity securities with an amortized cost of $3,383 and $3,403 as of December 31, 1997 and 1996, respectively, were on deposit with various regulatory agencies as required by law.


(4)      Future Policy Benefits

         The liability for future policy benefits for investment contracts has been established based on policy terms, interest rates and various contract provisions. The average interest rate credited on investment product policies was approximately 5.1%, 5.6% and 5.6% for the years ended December 31, 1997, 1996 and 1995, respectively.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


(5)      Federal Income Tax

         The Company's current federal income tax liability was $806 and $7,914 as of December 31, 1997 and 1996, respectively.

         The tax effects of temporary differences that give rise to significant components of the net deferred tax asset (liability) as of December 31, 1997 and 1996 are as follows:

                                                       1997          1996
                                                       ----          ----
Deferred tax assets:
  Future policy benefits                            $ 13,168      $ 1,070
  Liabilities in Separate Accounts                     8,080        5,311
  Mortgage loans on real estate and real estate          336          407
  Other assets and other liabilities                      48        3,836
                                                    --------      -------
    Total gross deferred tax assets                   21,632       10,624
                                                    --------      -------

Deferred tax liabilities:
  Fixed maturity securities                            7,186        3,268
  Deferred policy acquisition costs                    6,159        2,131
  Equity securities                                    1,072          490
  Other                                                7,892           --
                                                    --------      -------
    Total gross deferred tax liabilities              22,309        5,889
                                                    --------      -------
                                                    $   (677)     $ 4,735
                                                    ========      =======

         In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of the total gross deferred tax assets will not be realized. All future deductible amounts can be offset by future taxable amounts or recovery of federal income tax paid within the statutory carryback period. The Company has determined that valuation allowances are not necessary as of December 31, 1997, 1996 and 1995 based on its analysis of future deductible amounts.

         Federal income tax expense for the years ended Decmber 31 was as follows:


                                    1997        1996        1995
                                    ----        ----        ----

Currently payable                  $2,458     $ 9,612      $2,012
Deferred tax expense (benefit)      3,291      (6,905)        361
                                   ------     -------      ------
                                   $5,749     $ 2,707      $2,373
                                   ======     =======      ======

         Total federal income tax expense for the years ended December 31, 1997, 1996 and 1995 differs from the amount computed by applying the U.S. federal income tax rate to income before tax as follows:

                                                    1997                 1996                  1995
                                             ------------------     ----------------     ----------------
                                              Amount        %       Amount       %        Amount       %
                                             ------------------     ----------------     ----------------
Computed (expected) tax expense               $5,723       35.0     $2,728     35.0      $2,501    35.0
Tax exempt interest and dividends
   received deduction                             --       (0.0)      (175)    (2.3)       (150)   (2.1)
Other, net                                        26       (0.2)       154      2.0          22     0.3
                                              ------       ----     ------     ----      ------    ----
      Total (effective rate of each year)     $5,749       35.2     $2,707     34.7      $2,373    33.2
                                              ======       ====     ======     ====      ======    ====

         Total federal income tax paid was $9,566, $2,335 and $1,314 during the years ended December 31, 1997, 1996 and 1995, respectively.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued

(6)      Fair Value of Financial Instruments

         The following disclosures summarize the carrying amount and estimated fair value of the Company's financial instruments. Certain assets and liabilities are specifically excluded from the disclosure requirements of financial instruments. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

         The fair value of a financial instrument is defined as the amount at which the financial instrument could be exchanged in a current transaction between willing parties. In cases where quoted market prices are not available, fair value is based on estimates using present value or other valuation techniques. Many of the Company's assets and liabilities subject to the disclosure requirements are not actively traded, requiring fair values to be estimated by management using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments.

         Although insurance contracts, other than policies such as annuities that are classified as investment contracts, are specifically exempted from the disclosure requirements, estimated fair value of policy reserves on life insurance contracts is provided to make the fair value disclosures more meaningful.

         The tax ramifications of the related unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

         The following methods and assumptions were used by the Company in estimating its fair value disclosures:

              Fixed maturity and equity securities: The fair value for fixed maturity securities is based on quoted market prices, where available. For fixed maturity securities not actively traded, fair value is estimated using values obtained from independent pricing services or, in the case of private placements, is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.

              Mortgage loans on real estate: The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair value for mortgages in default is the estimated fair value of the underlying collateral.

              Policy loans, short-term investments and cash: The carrying amount reported in the balance sheets for these instruments approximates their fair value.

              Separate Account assets and liabilities: The fair value of assets held in Separate Accounts is based on quoted market prices. The fair value of liabilities related to Separate Accounts is the amount payable on demand, which includes certain surrender charges.

              Investment contracts: The fair value for the Company's liabilities under investment type contracts is disclosed using two methods. For investment contracts without defined maturities, fair value is the amount payable on demand. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


              Policy reserves on life insurance contracts: The estimated fair value is the amount payable on demand. Also included are disclosures for the Company's limited payment policies, which the Company has used discounted cash flow analyses similar to those used for investment contracts with known maturities to estimate fair value.

              Commitments to extend credit: Commitments to extend credit have nominal value because of the short-term nature of such commitments. See note 7.

         Carrying amount and estimated fair value of financial instruments subject to disclosure requirements and policy reserves on life insurance contracts were as follows as of December 31:



                                                          1997                     1996
                                                  ------------------------ -----------------------
                                                  Carrying    Estimated     Carrying    Estimated
                                                   amount     fair value     amount     fair value
                                                  ------------------------ -----------------------
Assets:
  Investments:
    Securities available-for-sale:
      Fixed maturity securities                   $796,919     $796,919     $648,076     $648,076
      Equity securities                             14,767       14,767       12,254       12,254
    Mortgage loans on real estate, net             218,852      229,881      150,997      152,496
    Policy loans                                       215          215          126          126
    Short-term investments                          18,968       18,968          492          492
  Cash                                               5,163        5,163        4,296        4,296
  Assets held in Separate Accounts                 891,101      891,101      486,251      486,251

Liabilities
  Investment contracts                             980,263      950,105       75,417       72,262
  Policy reserves on life insurance contracts        5,928        6,076        5,303        5,390
  Liabilities related to Separate Accounts         891,101      868,056      486,251      471,125

(7)      Risk Disclosures

         The following is a description of the most significant risks facing life insurers and how the Company mitigates those risks:

         Legal/Regulatory Risk: The risk that changes in the legal or regulatory environment in which an insurer operates will result in increased competition, reduced demand for a company's products, or create additional expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by operating throughout the United States, thus reducing its exposure to any single jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

         Credit Risk: The risk that issuers of securities owned by the Company or mortgagors on mortgage loans on real estate owned by the Company will default or that other parties which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining credit and collection policies and by providing for any amounts deemed uncollectible.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued

         Interest Rate Risk: The risk that interest rates will change and cause a decrease in the value of an insurer's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for non-conformance with certain policy provisions, by offering products that transfer this risk to the purchaser, and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

         Financial Instruments with Off-Balance-Sheet Risk: The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business through management of its investment portfolio. These financial instruments include commitments to extend credit in the form of loans. These instruments involve, to varying degrees, elements of credit risk in excess of amounts recognized on the balance sheets.

         Commitments to fund fixed rate mortgage loans on real estate are agreements to lend to a borrower, and are subject to conditions established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a deposit. Commitments extended by the Company are based on management's case-by-case credit evaluation of the borrower and the borrower's loan collateral. The underlying mortgage property represents the collateral if the commitment is funded. The Company's policy for new mortgage loans on real estate is to lend no more than 75% of collateral value. Should the commitment be funded, the Company's exposure to credit loss in the event of nonperformance by the borrower is represented by the contractual amounts of these commitments less the net realizable value of the collateral. The contractual amounts also represent the cash requirements for all unfunded commitments. Commitments on mortgage loans on real estate of $61,200 extending into 1998 were outstanding as of December 31, 1997. The Company also had $4,000 of commitments to purchase fixed maturity securities as of December 31, 1997.

         Significant Concentrations of Credit Risk: The Company grants mainly commercial mortgage loans on real estate to customers throughout the United States. The Company has a diversified portfolio with no more than 29% (31% in 1996) in any geographic area and no more than 3% (5% in 1996) with any one borrower as of December 31, 1997. As of December 31, 1997 37% (42% in 1996) of the remaining principal balance of the Company's commercial mortgage loan portfolio financed apartment building properties.


(8)      Pension Plan

         The Company is a participant, together with other affiliated companies, in a pension plan covering all employees who have completed at least one year of service. Benefits are based upon the highest average annual salary of a specified number of consecutive years of the last ten years of service. The Company funds an allocation of pension costs accrued for employees of affiliates whose work efforts benefit the Company.

         Effective January 1, 1995, the plan was amended to provide enhanced benefits for participants who met certain eligibility requirements and elected early retirement no later than March 15, 1995. The entire cost of the enhanced benefit was borne by NMIC and certain of its property and casualty insurance company affiliates.

         Effective December 31, 1995, the Nationwide Insurance Companies and Affiliates Retirement Plan was merged with the Farmland Mutual Insurance Company Employees' Retirement Plan and the Wausau Insurance Companies Pension Plan to form the Nationwide Insurance Enterprise Retirement Plan (the Retirement Plan). Immediately prior to the merger, the plans were amended to provide consistent benefits for service after January 1, 1996. These amendments had no significant impact on the accumulated benefit obligation or projected benefit obligation as of December 31, 1995.

         Pension costs charged to operations by the Company during the years ended December 31, 1997, 1996 and 1995 were $257, $189 and $214, respectively.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued

         The net periodic pension cost for the Retirement Plan as a whole for the years ended December 31, 1997 and 1996 and for the Nationwide Insurance Companies and Affiliates Retirement Plan as a whole for the year ended December 31, 1995 follows:

                                                                                   1997             1996              1995
                                                                                   ----             ----              ----
              Service cost (benefits earned during the period)                   $  77,303       $  75,466       $  64,524
              Interest cost on projected benefit obligation                        118,556         105,511          95,283
              Actual return on plan assets                                        (327,965)       (210,583)       (249,294)
              Net amortization and deferral                                        196,366         101,795         143,353
                                                                                 ---------       ---------       ---------
                                                                                 $  64,260       $  72,189       $  53,866
                                                                                 =========       =========       =========

         Basis for measurements, net periodic pension cost:

                                                                                      1997              1996              1995
                                                                                      ----              ----              ----
              Weighted average discount rate                                         6.50%             6.00%             7.50%
              Rate of increase in future compensation levels                         4.75%             4.25%             6.25%
              Expected long-term rate of return on plan assets                       7.25%             6.75%             8.75%

         Information regarding the funded status of the Retirement Plan as a whole as of December 31, 1997 and 1996 follows:

                                                                                    1997             1996
                                                                                    ----             ----
              Accumulated benefit obligation:
                Vested                                                           $1,547,462       $1,338,554
                Nonvested                                                            13,531           11,149
                                                                                 ----------       ----------
                                                                                 $1,560,993       $1,349,703
                                                                                 ==========       ==========

              Net accrued pension expense:
                Projected benefit obligation for services rendered to date       $2,033,761       $1,847,828
                Plan assets at fair value                                         2,212,848        1,947,933
                                                                                 ----------       ----------
                  Plan assets in excess of projected benefit obligation             179,087          100,105
                Unrecognized prior service cost                                      34,658           37,870
                Unrecognized net gains                                             (330,656)        (201,952)
                Unrecognized net asset at transition                                 33,337           37,158
                                                                                 ----------       ----------
                                                                                 $  (83,574)      $  (26,819)
                                                                                 ==========       ==========

         Basis for measurements, funded status of plan:

                                                                    1997       1996
                                                                    ----       ----
              Weighted average discount rate                        6.00%     6.50%
              Rate of increase in future compensation levels        4.25%     4.75%

         Assets of the Retirement Plan are invested in group annuity contracts of NLIC and Employers Life Insurance Company of Wausau, an affiliate.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


(9)      Postretirement Benefits Other Than Pensions

         In addition to the defined benefit pension plan, the Company, together with other affiliated companies, participates in life and health care defined benefit plans for qualifying retirees. Postretirement life and health care benefits are contributory and generally available to full time employees who have attained age 55 and have accumulated 15 years of service with the Company after reaching age 40. Postretirement health care benefit contributions are adjusted annually and contain cost-sharing features such as deductibles and coinsurance. In addition, there are caps on the Company's portion of the per-participant cost of the postretirement health care benefits. These caps can increase annually, but not more than three percent. The Company's policy is to fund the cost of health care benefits in amounts determined at the discretion of management. Plan assets are invested primarily in group annuity contracts of NLIC.

         The Company elected to immediately recognize its estimated accumulated postretirement benefit obligation (APBO), however, certain affiliated companies elected to amortize their initial transition obligation over periods ranging from 10 to 20 years.

         The Company's accrued postretirement benefit expense as of December 31, 1997 and 1996 was $891 and $840, respectively, and the net periodic postretirement benefit cost (NPPBC) for 1997, 1996 and 1995 was $94, $78 and $66, respectively.

         Information regarding the funded status of the plan as a whole as of December 31, 1997 and 1996 follows:

                                                            1997           1996
                                                            ----           ----
Accrued postretirement benefit expense:
  Retirees                                               $  93,327      $  92,954
  Fully eligible, active plan participants                  31,580         23,749
  Other active plan participants                           112,951         83,986
                                                         ---------      ---------
    Accumulated postretirement benefit obligation          237,858        200,689
  Plan assets at fair value                                 69,165         63,044
                                                         ---------      ---------
    Plan assets less than accumulated postretirement
      benefit obligation                                  (168,693)      (137,645)
   Unrecognized transition obligation of affiliates          1,481          1,654
   Unrecognized net gains                                    1,576        (23,225)
                                                         ---------      ---------
                                                         $(165,636)     $(159,216)
                                                         =========      =========

         The amount of NPPBC for the plan as a whole for the years ended December 31, 1997, 1996 and 1995 was as follows:

                                                   1997          1996         1995
                                                   ----          ----         ----
Service cost (benefits attributed to employee
  service during the year)                        $ 7,077      $ 6,541      $ 6,235
Interest cost on accumulated postretirement
  benefit obligation                               14,029       13,679       14,151
Actual return on plan assets                       (3,619)      (4,348)      (2,657)
Amortization of unrecognized transition
  obligation of affiliates                            173          173        2,966
Net amortization and deferral                        (528)       1,830       (1,619)
                                                  -------      -------      -------
                                                  $17,132      $17,875      $19,076
                                                  =======      =======      =======

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


         Actuarial assumptions used for the measurement of the APBO as of December 31, 1997, 1996 and 1995 and the NPPBC for 1997, 1996 and 1995
         were as follows:

                                                                  1997      1996       1995
                                                                  ----      ----       ----
APBO:
  Discount rate                                                   6.70%      7.25%      6.75%
  Assumed health care cost trend rate:
      Initial rate                                               12.13%     11.00%     11.00%
      Ultimate rate                                               6.12%      6.00%      6.00%
      Uniform declining period                                12 Years   12 Years   12 Years

NPPBC:
  Discount rate                                                   7.25%      6.65%      8.00%
  Long term rate of return on plan assets, net of tax             5.89%      4.80%      8.00%
  Assumed health care cost trend rate:
      Initial rate                                               11.00%     11.00%     10.00%
      Ultimate rate                                               6.00%      6.00%      6.00%
      Uniform declining period                                12 Years   12 Years   12 Years

         For the plan as a whole, a one percentage point increase in the assumed health care cost trend rate would increase the APBO as of December 31, 1997 by $410 and the NPPBC for the year ended December 31, 1997 by $46.


(10)     Regulatory Risk-Based Capital and Dividend Restriction

         Ohio, the Company's state of domicile, imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of the company's regulatory total adjusted capital, as defined by the NAIC, to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The Company exceeds the minimum risk-based capital requirements.

         The statutory capital shares and surplus of the Company as reported to regulatory authorities as of December 31, 1997, 1996 and 1995 was $74,820, $71,390 and $54,978, respectively. The statutory net income of the Company as reported to regulatory authorities for the years ended December 31, 1997, 1996 and 1995 was $7,446, $670 and $8,023,
         respectively.

         The Company is limited in the amount of shareholder dividends it may pay without prior approval by the Department. As of December 31, 1997, the maximum amount available for dividend payment from the Company to its shareholder without prior approval of the Department was $7,482.

         The Company currently does not expect such regulatory requirements to impair its ability to pay operating expenses and stockholder dividends in the future.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


(11)     Transactions With Affiliates

         The Company leases office space from NMIC and certain of its subsidiaries. For the years ended December 31, 1997, 1996 and 1995, the Company made lease payments to NMIC and its subsidiaries of $703, $410 and $287, respectively.

         Pursuant to a cost sharing agreement among NMIC and certain of its direct and indirect subsidiaries, including the Company, NMIC provides certain operational and administrative services, such as sales support, advertising, personnel and general management services, to those subsidiaries. Expenses covered by this agreement are subject to allocation among NMIC, the Company and other affiliates. Amounts allocated to the Company were $2,564, $2,682 and $2,596 in 1997, 1996 and 1995, respectively. The allocations are based on techniques and procedures in accordance with insurance regulatory guidelines. Measures used to allocate expenses among companies include individual employee estimates of time spent, special cost studies, salary expense, commissions expense and other methods agreed to by the participating companies that are within industry guidelines and practices. The Company believes these allocation methods are reasonable. In addition, the Company does not believe that expenses recognized under the inter-company agreements are materially different than expenses that would have been recognized had the Company operated on a stand alone basis. Amounts payable to NMIC from the Company under the cost sharing agreement were $4,981 and $2,275 as of December 31, 1997 and 1996, respectively.

         Effective December 31, 1996, the Company entered into an intercompany reinsurance agreement with NLIC whereby certain inforce and subsequently issued fixed individual deferred annuity contracts are ceded on a 100% coinsurance with funds withheld basis. On December 31, 1997, the agreement was amended to a modified coinsurance basis. Under modified coinsurance agreements, invested assets and liabilities for future policy benefits are retained by the ceding company and net investment earnings on the invested assets are paid to the assuming company. Under terms of the Company's agreement, the investment risk associated with changes in interest rates is borne by NLIC. Risk of asset default is retained by the Company, although a fee is paid by NLIC to the Company for the Company's retention of such risk. The agreement will remain inforce until all contract obligations are settled. The ceding of risk does not discharge the original insurer from its primary obligation to the contractholder. The Company believes that the terms of the modified coinsurance agreement are consistent in all material respects with what the Company could have obtained with unaffiliated parties. Amounts ceded to NLIC in 1997 are included in NLIC's results of operations for 1997 and include premiums of $300,617, net investment income of $57,072 and benefits, claims and other expenses of $343,426.

         Under the 100% coinsurance with funds withheld agreement, the Company recorded a liability equal to the amount due to NLIC as of December 31, 1996 for $679,571, which represents the future policy benefits of the fixed individual deferred annuity contracts ceded. In consideration for the initial inforce business reinsured, NLIC paid the Company $26,473 in commission and expense allowances which were applied to the Company's deferred policy acquisition costs as of December 31, 1996. No significant gain or loss was recognized as a result of the agreement.

         During 1997, the Company sold fixed maturity securities available-for-sale at fair value of $27,253 to NLIC. The Company recognized a $693 gain on the transactions.

         The Company and various affiliates entered into agreements with Nationwide Cash Management Company (NCMC), an affiliate, under which NCMC acts as common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants. Amounts on deposit with NCMC were $18,968 and $492 as of December 31, 1997 and 1996, respectively, and are included in short-term investments on the accompanying balance sheets.

         Certain annuity products are sold through an affiliated company. Total commissions paid to the affiliate for the three years ended December 31, 1997 were $8,053, $14,644 and $5,949, respectively.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


(12)     Segment Information

         The Company has three product segments: Variable Annuities, Fixed Annuities and Life Insurance. The Variable Annuities segment consists of annuity contracts that provide the customer with the opportunity to invest in mutual funds managed by an affiliated company and independent investment managers, with the investment returns accumulating on a tax-deferred basis. The Fixed Annuities segment consists of annuity contracts that generate a return for the customer at a specified interest rate, fixed for a prescribed period, with returns accumulating on a tax-deferred basis. The Fixed Annuities segment also includes the fixed option under the Company's variable annuity contracts. The Life Insurance segment consists of insurance products that provide a death benefit and may also allow the customer to build cash value on a tax-deferred basis. In addition, the Company reports corporate expenses and investments, and the related investment income supporting capital not specifically allocated to its product segments in a Corporate and Other segment. In addition, all realized gains and losses are reported in the Corporate and Other segment.

         The following table summarizes the revenues and income (loss) before federal income tax expense for the years ended December 31, 1997, 1996 and 1995 and assets as of December 31, 1997, 1996 and 1995, by segment.

                                                        1997             1996            1995
                                                        ----             ----            ----
Revenues:
   Variable Annuities                                $     9,950      $     4,591      $   2,927
   Fixed Annuities                                         7,752           51,643         50,056
   Life Insurance                                            182              165            185
   Corporate and Other                                     6,111            1,545            234
                                                     -----------      -----------      ---------
                                                     $    23,995      $    57,944      $  53,402
                                                     ===========      ===========      =========

Income (loss) before federal income tax expense:
   Variable Annuities                                $     7,267      $     1,094      $   1,196
   Fixed Annuities                                         3,202            5,156          5,633
   Life Insurance                                           (228)              (1)          (381)
   Corporate and Other                                     6,111            1,544            699
                                                     -----------      -----------      ---------
                                                     $    16,352      $     7,793      $   7,147
                                                     ===========      ===========      =========

Assets:
   Variable Annuities                                $   925,021      $   503,111      $ 267,097
   Fixed Annuities                                       989,116          787,682        643,313
   Life Insurance                                          2,228            2,597          2,665
   Corporate and Other                                    88,933           73,031         54,507
                                                     -----------      -----------      ---------
                                                     $ 2,005,298      $ 1,366,421      $ 967,582
                                                     ===========      ===========      =========

                          PART II - OTHER INFORMATION

                       CONTENTS OF REGISTRATION STATEMENT


This Post-Effective Amendment No. 7 to Form S-6 Registration Statement comprises the following papers and documents:


The facing sheet.

Cross-reference to items required by Form N-8B-2.


The prospectus consisting of 69 pages.


Representations and Undertakings.

Accountants' Consent

The Signatures.

The following exhibits required by Forms N-8B-2 and S-6:



1.     Power of Attorney dated  April 1, 1998.                Attached hereto.

2.     Resolution of the Depositor's Board of Directors       Included with the Registration Statement on Form N-8B-2 for
       authorizing the establishment  of the Registrant,      the Nationwide VL Separate Account-A, and hereby
       adopted                                                incorporated herein by reference.

3.     Distribution Contracts                                 Included with the Registration Statement on Form N-8B-2
                                                              for the Nationwide VL Separate Account-A, and hereby
                                                              incorporated herein by reference.

4.     Form of Security                                       Included with the Registration Statement on Form S-6 for
                                                              the Nationwide VL Separate Account-A (File No.
                                                              33-44792), and hereby incorporated herein by reference.


5.     Articles of Incorporation of Depositor                 Included with the  Registration  Statement on Form N-8B-2 for
                                                              the   Nationwide   VL   Separate   Account-A,    and   hereby
                                                              incorporated herein by reference.

6.     Application form of Security                           Included with the Registration  Statement on Form S-6 for the
                                                              Nationwide VL Separate  Account-A  (File No.  33-44792),  and
                                                              hereby incorporated herein by reference.

7.    Opinion of Counsel                                      Included with the Registration Statement on Form S-6 for
                                                              the Nationwide VL Separate Account-A (File No.
                                                              33-44792), and hereby incorporated herein by reference.

REPRESENTATIONS AND UNDERTAKINGS

The Registrant and the Company hereby make the following representations and undertakings:


(a) This filing is made pursuant to Rules 6c-3 and 6e-3(T) under the Investment Company Act of (the "1940 Act"). The Registrant and the Company elect to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the 1940 Act with respect to the Policies described in the prospectus. The Policies have been designed in such a way as to qualify for the exemptive relief from various provisions of the 1940 Act afforded by Rule 6e-3(T).


(b) Paragraph (b) (13) (iii) (F) of Rule 6e-3(T) is being relied on for the deduction of the mortality and expense risk charges ("risk charges") assumed by the Company under the Policies. The Company represents that the risk charges are within the range of industry practice for comparable policies and reasonable in relation to all of the risks assumed by the issuer under the Policies. Actuarial memoranda demonstrating the reasonableness of these charges are maintained by the Company, and will be made available to the Securities and Exchange Commission (the "Commission") on request.

(c) The Company has concluded that there is a reasonable likelihood that the distribution financing arrangement of the separate account will benefit the separate account and the contractholders and will keep and make available to the Commission on request a memorandum setting forth the basis for this representation.

(d) The Company represents that the separate account will invest only in management investment companies which have undertaken to have a board of directors, a majority of whom are not interested persons of the Company, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

(e) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the Registrant hereby undertakes to file with the Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

(f) Represent that the fees and charges deducted under the Contract in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors of Nationwide Life and Annuity Insurance Company and Contract Owners of Nationwide VL Separate Account-A:




We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                        KPMG Peat Marwick LLP



Columbus, Ohio

April 29, 1998

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Nationwide Life and Annuity VL Separate Account-A, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 7 and has duly caused this Post-Effective Amendment No.7 to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Columbus, and State of Ohio, on this 29th day of April, 1998.


                                        NATIONWIDE VL SEPARATE ACCOUNT-A
                                                      (Registrant)
(Seal)                            NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
Attest:                                                 (Sponsor)



W. SIDNEY DRUEN             By:                 JOSEPH P. RATH
----------------------         -----------------------------------------
W. Sidney Druen                                 Joseph P. Rath
Assistant Secretary               Vice President-Product and Market Compliance


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 7 has been signed below by the following persons in the capacities indicated on the 29th day of April, 1998.

                SIGNATURE                                       TITLE

LEWIS J. ALPHIN                                               Director
----------------------------------
Lewis J. Alphin

A. I. BELL                                                    Director
----------------------------------
A. I. Bell

KEITH W. ECKEL                                                Director
----------------------------------
Keith W. Eckel

WILLARD J. ENGEL                                              Director
----------------------------------
Willard J. Engel

FRED C. FINNEY                                                Director
----------------------------------
Fred C. Finney

CHARLES L. FUELLGRAF, JR.                                     Director
----------------------------------
Charles L. Fuellgraf, Jr.

JOSEPH J. GASPER                                           President/Chief
----------------------------------
Joseph J. Gasper                                    Operating Office and Director

DIMON R. McFERSON                                  Chairman and Chief Executive Officer-
-----------------------------------         Nationwide Insurance Enterprise and Director
Dimon R. McFerson

DAVID O. MILLER                                        Chairman of the Board and Director
----------------------------------
David O. Miller

YVONNE L. MONTGOMERY                                          Director
----------------------------------
Yvonne L. Montgomery

C. RAY NOECKER                                                Director
----------------------------------
C. Ray Noecker

ROBERT A. OAKLEY                                      Executive Vice President-
----------------------------------
Robert A. Oakley                                       Chief Financial Officer

JAMES F. PATTERSON                                            Director          By:             JOSEPH P. RATH
----------------------------------                                                  -------------------------------------
James F. Patterson                                                                      Joseph P. Rath, Attorney-in-Fact

ARDEN L. SHISLER                                              Director
----------------------------------
Arden L. Shisler

ROBERT L. STEWART                                             Director
----------------------------------
Robert L. Stewart

NANCY C. THOMAS                                               Director
----------------------------------
Nancy C. Thomas

HAROLD W. WEIHL                                               Director
----------------------------------
Harold W. Weihl
